SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PROFUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

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2

March     , 2006

Dear Shareholder:

The underlying portfolio (the “Portfolio”) of Money Market ProFund (the “Fund”) is managed by Deutsche Asset Management, Inc. (“DeAM, Inc.”). Under applicable law and pursuant to a contractual agreement, Fund shareholders are entitled to vote on matters affecting the Portfolio. The Trustees of the Portfolio have recommended certain changes to the Portfolio that now require your vote.

The Fund, as well as certain funds managed by DeAM, Inc. and its affiliated investment advisers (funds managed by DeAM, Inc. and its affiliates are referred to collectively as the “DWS Funds*”), are holding shareholder meetings at which shareholders will be asked to elect members of the board of the Portfolio; to vote on an amended and restated Investment Management Agreement between the Portfolio and DeAM, Inc. to go into effect upon shareholder approval; to vote on an amended and restated Investment Management Agreement between the Portfolio and Deutsche Investment Management Americas Inc. (“DeIM”), an affiliate of DeAM, Inc., to go into effect within two years from the date of the meeting; to approve a sub-adviser approval policy; and to approve revised fundamental investment limitations for the Portfolio and the Fund. The attached proxy statement describes these proposals in greater detail, and this letter and the attached question and answer section summarize the proposals.

First, you will be asked to elect members of the board governing the Portfolio. The board of the Portfolio unanimously recommends that you elect a slate of board members that will combine two boards in the DWS Funds Complex into a single board. The members of this combined board, all but one of whom is independent of DeAM, Inc., have over 150 years of experience as mutual fund board members and their backgrounds and experiences are both diverse and relevant to the variety of tasks and issues that face a mutual fund board.

You will be asked to approve an amended and restated investment management contract for the Portfolio with DeAM, Inc. to go into effect following shareholder approval. This action will standardize the form of investment management contract in place for the funds overseen by the consolidated board. There will be a separate administrative services contract that will result in greater flexibility for the Portfolio’s trustees to make administrative changes without seeking shareholder approval, which is both expensive and time consuming. The advisory fees for the Portfolio will remain the same and administrative fees will decrease slightly, so there will be no increase in your fund’s expenses as a result of the proposal.

You will be asked to approve an amended and restated investment management contract for the Portfolio with DeIM to go into effect within two years from the date of approval. DeIM currently serves as investment manager to a number of the DWS Funds, and Deutsche Asset Management (the marketing name in the US for the asset management activities of Deutsche Bank AG, DeAM, Inc., DeIM, Investment Company Capital Corp., Deutsche Bank Trust Company Americas and DWS Trust Company) proposes to consolidate investment management activities for all the DWS funds in a single entity in order to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. There is currently substantial overlap in personnel, policies, procedures and supervisory oversight between DeIM and DeAM, Inc. The deferral in implementing the Portfolio’s investment management agreement with DeIM is needed to permit Deutsche Asset Management a sufficient amount of time to plan, prepare and institute the necessary arrangements for Deutsche Asset Management to consolidate its mutual fund operations with DeIM. The proposed amended and restated investment management contract with DeIM is identical to the contract with DeAM, Inc., except for the name of the investment adviser and the dates of the contract. There will be no increase in your fund’s expenses as a result of the proposal.

*	Prior to February 6, 2006, the DWS Funds were known as the “Scudder Funds.”

You will be asked to approve a policy under which the Portfolio’s board can hire and fire unaffiliated sub-advisers and change sub-advisory contracts without shareholder approval. The Portfolio’s board recommends this proposal to provide the Portfolio’s investment adviser with greater flexibility in selecting, supervising and evaluating sub-advisers without incurring additional expense and potential delays in seeking shareholder approval, while remaining subject to board oversight, supervision and approval.

Finally, you will be asked to approve standardized fundamental policies for the Portfolio and revised fundamental policies for the Fund. The Portfolio’s board has determined that it would be more efficient to standardize and simplify the policies across the DWS Funds Complex, including the Portfolio. The Board of ProFunds recommends changes to the Fund’s fundamental policies that would conform them to the standardized fundamental policies for the Portfolio. The manner in which the Portfolio and the Fund are managed will not change as a result of this proposal.

The enclosed proxy statement details these proposals. For your convenience, we’ve provided a question and answer section that offers a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

Please be assured that:

•	These proposals will have no effect on the number of shares you own or the value of those shares.

•	The advisory fees applicable to the Fund will not change.

•	The members of the Portfolio’s Board carefully reviewed each proposal prior to recommending that you vote in favor of each proposal and the members of the Fund’s Board carefully reviewed the proposal to revise the fundamental investment restrictions prior to recommending that you vote in favor of such proposal. As a matter of policy, the Fund’s Board makes no recommendation as to the other proposals in this proxy statement.

To vote, simply complete the enclosed proxy card and voting instruction form – be sure to sign and date them – and return them to us in the enclosed postage-paid envelope. Or you can save time by voting through the internet or by telephone as described on your proxy card and voting instruction form.

Your vote is very important to us. If we do not hear from you, the Fund’s proxy solicitor may contact you. Thank you for your response and for your continued investment.

Respectfully,
/s/ Michael L. Sapir

Michael L. Sapir Chairman ProFunds

The attached proxy statement contains more detailed information about the proposals relating to your fund. Please read it carefully.

Questions and Answers

Q&A

Q:	Why am I receiving this proxy statement?

A:	Money Market ProFund (the “Fund”), a series of ProFunds, operates as a feeder fund in a master-feeder fund arrangement with Cash Management Portfolio (the “Portfolio”). Pursuant to applicable law and a contractual agreement, your Fund’s voting rights with respect to the Portfolio interests that it holds must be passed through to you as the Fund’s shareholders. You are being asked to approve the following actions (the “Proposals”):

•	election of a common board to oversee most of the DWS funds, including the Portfolio;
•	adoption of a common form of investment management agreement with the Portfolio’s current investment adviser;
•	adoption of a common form of investment management agreement with Deutsche Investment Management Americas Inc., an affiliate of the Portfolio’s current investment adviser, to be implemented within two years after shareholder approval upon approval of the Portfolio’s board;
•	adoption of a sub-adviser approval policy; and
•	adoption of revised fundamental investment restrictions for the Portfolio and the Fund.

Each of the Proposals is described in more detail below.

After carefully reviewing the Proposals, the Portfolio’s Board has determined that these actions are in the best interests of the Portfolio and its shareholders, including your Fund. The Portfolio’s board unanimously recommends that you vote FOR the proposed slate of nominees to the Portfolio’s board and FOR each of the Proposals. The Fund’s Board recommends that you vote FOR Proposal III and makes no recommendation with respect to the other Proposals.

PROPOSAL TO ELECT BOARD MEMBERS FOR THE PORTFOLIO

Q:	Why am I being asked to vote for Portfolio Board members?

A:	The Portfolio’s board and the board of certain other DWS Funds (“Boston DWS Funds”) recommend that the New York DWS Funds (which include the Portfolio) and the Boston DWS Funds be overseen by a unified board composed primarily of the same group of individuals. (The geographic references in the preceding sentence indicate the location in which the board of each DWS fund historically has held most of its meetings. Prior to February 6, 2006, the DWS Funds were known as the “Scudder Funds.”) All the nominees except Axel Schwarzer, head of Deutsche Asset Management, currently serve as independent director/trustees of the New York DWS Funds, including the Portfolio, or the Boston DWS Funds. To accomplish this objective, the board of each New York DWS Fund, including the Portfolio, and each Boston DWS Fund has nominated, and is recommending that shareholders approve, a common, unified board. To attain the goal of having identical boards for the New York and Boston DWS Funds, shareholder approval is needed to elect the slate of nominees to the Portfolio’s board. ProFunds’ Board of Trustees and the Portfolio’s board agreed to submit this proposal to shareholders.

Q&A continued

Q:	Why does the Portfolio’s board recommend this proposal?

A:	The Portfolio’s board believes that a unified group board structure (i) will benefit each DWS fund, including the Portfolio, by enhancing the effectiveness of board oversight of the DWS funds, their management and other service providers and (ii) will facilitate uniform oversight of the DWS Funds and standardization of service arrangements and policies among the DWS Funds. Additionally, the Portfolio’s board believes that the Portfolio would benefit from the diversity and experience of the nominees that would comprise the expanded board if this proposal is approved.

PROPOSAL TO APPROVE AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENTS

Q:	Why am I being asked to vote on two Investment Management Agreements?

A:	The proposed Investment Management Agreements are part of a broader program initiated by Deutsche Asset Management to simplify and standardize the expense structures and related contracts for the DWS Funds and to consolidate investment management activities for the DWS Funds in one advisory entity. (Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”), Investment Company Capital Corp. (“ICCC”), Deutsche Bank Trust Company Americas and DWS Trust Company. DeIM and DeAM, Inc. may be referred to collectively in this Proxy Statement as “Deutsche Asset Management.”)

First, you are being asked to approve an amended and restated Investment Management Agreement between the Portfolio and DeAM, Inc. DeAM, Inc. has proposed to adopt a standard form of agreement for all DWS Funds, including the Portfolio, under which it would provide portfolio management and related services under one agreement and administrative services under a separate agreement, with two separate fees.

Second, you are being asked to approve an amended and restated Investment Management Agreement between the Portfolio and DeIM to be implemented within two years of the date of the shareholder meeting upon approval by the members of the Portfolio’s board who are not “interested persons” (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). DeIM currently serves as investment manager to all the Boston DWS Funds, and Deutsche Asset Management proposes to consolidate investment management activities for the New York DWS funds and Boston DWS funds in a single entity in order to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. There is currently substantial overlap in personnel, policies, procedures and supervisory oversight between DeIM and DeAM, Inc. The deferral in implementing the Portfolio’s Investment Management Agreement with DeIM is needed to permit Deutsche Asset Management a sufficient amount of time to plan, prepare and institute the necessary arrangements for Deutsche Asset Management to consolidate its mutual fund operations with DeIM.

You are being asked to vote on the proposed amended and restated Investment Management Agreements because the 1940 Act requires shareholder approval of the Investment Management Agreements for the Portfolio, and your Fund’s voting rights with respect to the Portfolio interests it holds are passed through to you as Fund shareholders. You are not being asked to vote on the proposed new administrative services agreement, which requires approval only by the board of the Portfolio.

Q&A continued

Q:	Will the services provided and fees charged by the Portfolio’s adviser change if shareholders approve the Investment Management Agreements?

A:	The services provided to the Portfolio and the Portfolio’s advisory fees will not change if the agreement is approved. Administrative fees charged to the Portfolio will decrease slightly. The services and fees will not change if the Investment Management Agreements with DeIM are approved.

Q:	Why did the Portfolio’s Board recommend this proposal?

A:	The Portfolio’s board believes that the amended and restated Investment Management Agreement with DeAM, Inc. would benefit the Portfolio because the board would have greater flexibility to make future changes regarding the Portfolio’s administrative services arrangements that it believes to be in the best interests of shareholders without the time and expense of seeking shareholder approval. Further, the Portfolio’s Board believes that the Investment Management Agreement with DeIM will benefit the Portfolio by enhancing the efficiency and oversight of investment management operations within a single entity.

Q:	What will happen if shareholders do not approve the Investment Management Agreements?

A:	If Portfolio shareholders do not approve the amended and restated Investment Management Agreement with DeAM, Inc., DeAM, Inc. will continue to manage the Portfolio pursuant to its current advisory agreement. If Portfolio shareholders approve the agreement with DeAM, Inc. but do not approve the agreement with DeIM, the agreement with DeIM will not be implemented.

PROPOSAL TO APPROVE A SUB-ADVISER APPROVAL POLICY FOR THE PORTFOLIO

Q:	Why am I being asked to vote on this proposal?

A:	The Portfolio’s board is seeking to amend the Portfolio’s current policy on appointing and terminating sub-advisers and amending sub-advisory agreements. Under the current policy, consistent with applicable law, shareholders must approve any sub-advisory contract with an unaffiliated sub-adviser. The proposal, if adopted, would permit DeAM, Inc., subject to the approval of the Portfolio’s board, including a majority of the independent trustees, and to the receipt of an exemptive order from the Securities and Exchange Commission, to appoint and replace unaffiliated sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval.

Q:	Why did the Portfolio’s Board recommend this proposal?

A:	The Portfolio’s board recommends this proposal to provide DeAM, Inc. with greater flexibility in selecting, supervising and evaluating sub-advisers without incurring additional expense and potential delays in seeking shareholder approval, while remaining subject to Board oversight and supervision.

Q&A continued

PROPOSAL TO APPROVE THE REVISION OF

FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE PORTFOLIO AND THE FUND

Q:	Why am I being asked to vote for the revision of the Portfolio’s and Fund’s fundamental investment restrictions?

A:	The Portfolio’s board is seeking to revise the Portfolio’s current fundamental investment restrictions. In order to revise investment restrictions that are “fundamental,” the 1940 Act requires shareholder approval. The Fund’s board is seeking to revise the Fund’s current fundamental restrictions so that they mirror the Portfolio’s, as is customary in a “master-feeder” arrangement.

Q:	Why did the Portfolio’s and the Fund’s boards recommend this proposal?

A:	The Portfolio’s board, together with Deutsche Asset Management, reviewed the fundamental investment restrictions with the goals of simplifying them and conforming them with the fundamental investment restrictions of other DWS money market funds. This will simplify the process of monitoring compliance with investment restrictions. This Proposal seeks shareholder approval of changes intended to further these goals. The Fund’s board recommends that the Fund’s fundamental restrictions be changed to simplify them and so that they continue to be identical to the Portfolio’s.

Q:	What effect would the revisions to the fundamental investment restrictions have on my Fund?

A:	The proposed revised restrictions do not affect the investment objectives of your Fund, which would remain unchanged. The proposed modifications will not affect the way in which the Portfolio or the Fund is managed.

GENERAL

Q:	Will my Fund pay for the proxy solicitation and legal costs associated with this solicitation?

A:	No, DeAM, Inc. will bear these costs.

Q:	Why did I receive two proxy cards? Do I have to vote both cards?

A:	You received a voting instruction form and a proxy card. While they are similar, they accomplish different actions, which is why we need you to vote both cards.

The voting instruction form, which solicits your vote as to the election of the Portfolio’s trustees and the other Proposals, in effect solicits your instructions as to how the Fund should vote its interests in the Portfolio at the Portfolio’s shareholder meeting.

The proxy card, which solicits your vote as to the proposals to revise the Fund’s fundamental investment restrictions, casts your vote on the proposals affecting the Fund.

Please be sure to vote both cards.

Q&A continued

Q:	How can I vote?

A:	You can vote in any one of four ways:

1.	Through the Internet, by going to the web site listed on your voting instruction form and proxy card;

2.	By telephone, with a toll-free call to the number listed on your voting instruction form and proxy card;

3.	By mail, with the enclosed voting instruction form and proxy card; or

4.	In person at the special meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your voting instruction form and proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q:	Whom should I call for additional information about the attached proxy statement?

A:	Please call Computershare Fund Services, Inc., the proxy solicitor, at 1-866-807-1248.

PROFUNDS

Money Market ProFund

7501 Wisconsin Avenue, Suite 1000

Bethesda, Maryland 20814

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 5, 2006

This is the formal agenda for your Fund’s shareholder special meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of Money Market ProFund:

Money Market ProFund (the “Fund”) operates as a feeder fund in a master-feeder fund arrangement and seeks to achieve its investment objective by investing all of its investable assets in a corresponding master fund, Cash Management Portfolio (the “Portfolio”), which has the same investment objective and policies. The Portfolio is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. Pursuant to applicable legal requirements and a contractual agreement, the Fund’s voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund’s own shareholders. Fund shareholders are being asked to instruct the Fund on how to vote the Fund’s interests in the Portfolio on matters on which the Portfolio is soliciting shareholder approval. Fund shareholders are also being asked to approve a proposal relating to the Fund.

A special meeting of the shareholders of the Fund will be held on May 5, 2006, at 4:00 p.m. (Eastern time), at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110 (the “Meeting”), to consider the following (each, a “Proposal”):

Proposal I:	Election of Trustees for the Portfolio

Proposal II-A:	Approval of an Amended and Restated Investment Management Agreement between the Portfolio and Deutsche Asset Management, Inc.

Proposal II-B:	Approval of an Amended and Restated Investment Management Agreement between the Portfolio and Deutsche Investment Management Americas Inc.

Proposal II-C:	Approval of a Sub-Adviser Approval Policy for the Portfolio

Proposal III:	Approval of Revised Fundamental Investment Restrictions for the Portfolio and the Fund

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

Holders of record of shares of the Fund at the close of business on February 10, 2006 are entitled to vote at the Meeting and at any adjournments thereof.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of such Proposal and will vote AGAINST any such adjournment those proxies to be voted against such Proposal.

The Board of Trustees of the Portfolio recommends that shareholders vote FOR the election of each nominee to the Board of Trustees of the Portfolio and FOR Proposals II-A, II-B, II-C and III (with respect to the Portfolio). The Board of Trustees of ProFunds recommends that shareholders vote FOR Proposal III with respect to the Fund.

This notice and the related proxy material are first being mailed to shareholders on or about [date]. This proxy is being solicited on behalf of the Fund’s Board.

By Order of the Board,

/s/ Marc R. Bryant
Marc R. Bryant
Secretary

March     , 2006

We urge you to mark, sign, date and mail the enclosed voting instruction form and proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet. If you complete and sign the voting instruction form and proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote them exactly as you tell us. If you simply sign the voting instruction form, we will vote it in accordance with the Portfolio Board’s recommendations on each Proposal. If you simply sign the proxy card, we will vote it in accordance with the Fund Board’s recommendations on Proposal III. Your prompt return of the enclosed voting instruction form and proxy card (or your voting by telephone or via the Internet) may save the necessity of further solicitations. If you have any questions, please call Computershare Fund Services, Inc., the Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-807-1248) or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

AND VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card and voting instruction forms properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card and voting instruction form.

2. Joint Accounts: Both parties should sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card and voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card and voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr.	John B. Smith

UGMA/UTMA

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

May 5, 2006

GENERAL

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of ProFunds (the “Fund Board” and ProFunds may be referred to as the “Trust”)) for the Special Meeting of Shareholders of Money Market ProFund (the “Fund”), to be held at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110 on May 5, 2006, at 4:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider several proposals (each, a “Proposal” and collectively, the “Proposals”).

This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”) and voting instruction form (the “Voting Instruction Form”) are first being mailed to shareholders on or about March     , 2006. This Proxy Statement explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

The Fund operates as a feeder fund in a master-feeder fund arrangement with Cash Management Portfolio (the “Portfolio”), which has the same investment objectives and policies. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio invests directly in investment securities and other investments. The Portfolio in which the Fund invests is organized as a registered open-end management investment company established as a trust under the laws of the State of New York.

Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to master-feeder arrangements, and a contractual agreement, the Fund’s voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund’s own shareholders. Other feeder funds of the Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the Proposals. Your vote and the vote of other shareholders of the Fund determine how the Fund will vote on the Proposals affecting the Portfolio. For simplicity, actions are described in this Proxy Statement as being taken by the Fund, which is a series of ProFunds, although all actions are actually taken by ProFunds on behalf of the Fund. Some actions described as taken by or with respect to the Fund are actually actions to be taken by the Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder.

Shareholders are also being asked to vote on revised fundamental investment restrictions for the Fund in Proposal III.

The Meeting is being held to consider and to vote on the following Proposals, as shown below and as described more fully herein, and such other matters as may properly come before the Meeting:

Proposal I:	Election of Trustees for the Portfolio

Proposal II-A:	Approval of an Amended and Restated Investment Management Agreement between the Portfolio and Deutsche Asset Management, Inc.

Proposal II-B:	Approval of an Amended and Restated Investment Management Agreement between the Portfolio and Deutsche Investment Management Americas Inc.

Proposal II-C:	Approval of a Sub-Adviser Approval Policy for the Portfolio

Proposal III:	Approval of Revised Fundamental Investment Restrictions for the Portfolio and the Fund

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

Deutsche Asset Management, Inc. (“DeAM, Inc.”), located at 345 Park Avenue, New York, New York 10145, acts as the investment adviser to the Portfolio pursuant to an investment advisory agreement under which DeAM, Inc. supervises and assists in the management of the assets of the Portfolio and furnishes the Portfolio with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of the Portfolio and the compensation, if any, of all officers and employees of the Portfolio and all Trustees who are “interested persons” (as defined in the 1940 Act) of the Portfolio (each, an “Interested Trustee”).

The most recent Annual Report of the Fund containing audited financial statements for the fiscal year ended December 31, 2004 has previously been furnished to the Fund’s shareholders. An additional copy of the Annual Report and the most recent Semiannual Report succeeding the Annual Report will be furnished without charge upon request by writing to the Fund at 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814 or by calling 1-888-776-3637 (for individuals) or 1-888-776-5717 (for institutions and financial professionals). The Annual and Semiannual Reports are also available on the ProFunds’ website at www.profunds.com.

PROPOSAL I

ELECTION OF TRUSTEES FOR THE PORTFOLIO

Shareholders of the Fund along with other feeder funds are being asked to elect a new Board of Trustees for the Portfolio, which will be a unified Board for the New York DWS Funds (which include the Portfolio) and certain other DWS funds (the “Boston DWS Funds”). (Geographic references merely indicate where the board of each of these funds has historically held most of its meetings. Prior to February 6, 2006, the DWS Funds were known as the “Scudder Funds.”) Accordingly, the Board of the Portfolio is submitting for election by shareholders the slate of 13 individuals listed below (the “nominees”). All but one of the nominees are “independent” Trustees and already serve as a trustee or director on one or more DWS funds for which DeAM, Inc. or its affiliates, Deutsche Investment Management Americas Inc. (“DeIM”) and Investment Company Capital Corp. (“ICCC”), render investment advisory and other services. DeAM, Inc., DeIM and ICCC are each a part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeAM, Inc., DeIM, ICCC, Deutsche Bank Trust Company Americas and DWS Trust Company.

Each nominee is familiar with the operations of Deutsche Asset Management. Martin Gruber, Richard Herring, Graham Jones, Rebecca Rimel, Philip Saunders and William Searcy currently serve as Trustees of the Portfolio. Henry Becton, Dawn-Marie Driscoll, Keith Fox, Kenneth Froewiss, Jean Gleason Stromberg and Carl Vogt currently serve as trustees/directors of each Boston DWS Fund. Axel Schwarzer, CEO of DWS Scudder, currently is not a member the Board of any New York DWS Fund or Boston DWS Fund. Each of the nominees is being submitted for election by the shareholders of each New York DWS Fund and each Boston DWS Fund. Each nominee has indicated a current expectation to serve for a period until he or she reaches the mandatory retirement age, which is currently age 72, except for Mr. Jones, for whom the New York DWS Funds’ Board has granted an exception to retire at age 75. Pertinent information about each nominee as of January 25, 2006 is set forth below. If elected by the shareholders of all the New York DWS Funds and all of the Boston DWS Funds, each Trustee would serve on the Board of 39 registered trusts/corporations overseeing 89 Funds in the current configuration of the DWS funds complex.

In 2004, representatives of various boards with responsibilities for overseeing the DWS funds participated in informal meetings to study ways to coordinate and enhance the governance of the DWS funds, given the number of funds each Board oversees and the increased responsibilities imposed on trustees/directors generally as a result of recent industry-wide Securities and Exchange Commission (“SEC”) regulatory initiatives and rulemakings. Among the subjects considered by these trustees/directors was the possible consolidation of Boards so as, among other things, to enhance the effectiveness of Board oversight of Portfolio operations, facilitate adoption of uniform policies and procedures, and minimize the number of meetings attended by, and duplicative presentations required of, personnel from Deutsche Asset Management. Following the meetings, representatives of the New York DWS Funds and Boston DWS Funds suggested that the corporate governance process might be enhanced by creating a unified Board to govern the New York DWS Funds and Boston DWS Funds. The Boards of the New York DWS Funds and Boston DWS Funds have conducted concurrent Board meetings to familiarize the individual trustees/directors with one another and to ensure that new standing committees of the proposed unified Board would function well and would accommodate the increased number of funds over which the proposed unified Board would have responsibility.

After extensive discussions and meetings that included other “independent” trustees/directors, counsel to the trustees/directors of the New York DWS Funds and the Boston DWS Funds who are not “interested persons” of any of the New York DWS Funds or the Boston DWS Funds, respectively, counsel to the New York DWS Funds and representatives of Deutsche Asset Management, the Nominating and Governance Committees of the Boards of the New York DWS Funds and the Boston DWS Funds, comprised exclusively of those trustees/directors of the New York DWS Funds and Boston DWS Funds who are not “interested persons” of any of the New York DWS Funds or the Boston DWS Funds, respectively, determined that each New York DWS Fund and Boston DWS Fund would be best served if a unified Board was responsible for all such Funds, including the Portfolio.

At meetings held on September 29, 2005, the Nominating and Governance Committees of the Boards of the New York DWS Funds and the Boston DWS Funds determined to recommend to the full Boards the slate described below for election to the Board of each New York DWS Fund, including the Portfolio, and each Boston DWS Fund. At meetings held on September 30, 2005, the Board of the Portfolio adopted the proposals of its Nominating and Governance Committee and determined to submit this slate of nominees for election by shareholders of the feeder funds, including the Fund. Mr. Schwarzer was nominated for election to the Portfolio’s Board at a meeting of the Board on December 2, 2005.

Board Considerations

The Board of Trustees of the Portfolio considered the nomination of persons to serve as Trustees of the Portfolio as part of an overall plan to coordinate and enhance the efficiency of the governance of the Portfolio and of the New York DWS Funds generally. In its deliberations, the Board of the Portfolio considered various matters related to the management and long-term welfare of the Portfolio and the DWS Funds overall, including the following:

•	The independent status of the nominees. If elected, all but one of the nominees would be Trustees who are not “interested persons” (as that term is used in the 1940 Act) of any DWS fund they oversee (“Independent Trustees”).

•	The diversity and experience of the nominees that would comprise the expanded Board. The Board noted that the nominees have distinguished careers in government, law, finance, academia, business, the non-profit sector and other areas and will bring a wide range of expertise to the expanded Board. In addition, all but one of the nominees have experience as a board member overseeing other DWS Funds.

•	Standardization of policies among the New York DWS Funds and the Boston DWS Funds. The Board concluded that the unified Board structure would assist it in developing uniform compliance and governance policies that would reflect the best practices of each individual Board.

•	Rationalization of service arrangements. Deutsche Asset Management has recently undertaken a product rationalization program that includes, among other things, the standardization of service arrangements among the New York DWS Funds and the Boston DWS Funds. The Board concluded that greater consistency of service providers and related contractual arrangements across all of the New York DWS Funds and the Boston DWS Funds was in the best interests of shareholders and that a combined Board would facilitate this program.

•	Portfolio manager, chief compliance officer and other management resources committed to Board meetings. Many portfolio managers and other officers for the Portfolio also act as portfolio managers and officers for other New York DWS Funds and for the Boston DWS Funds. A combined Board would eliminate the need for the portfolio managers and other officers to prepare for and attend duplicative meetings, allowing such personnel more time to focus on the New York DWS Funds’ business.

•	Continuity of Board membership. The Board will be able to provide for appropriate continuity over the years as incumbent members reach the mandatory retirement age of 72 or otherwise resign from the Board.

•	The size of the expanded Board. Recognizing that recent regulatory changes and the increasing complexities of the mutual fund business have substantially increased the responsibilities of mutual fund boards, the Board determined that a larger Board would facilitate greater use of committees to review specific types of issues in greater detail and to develop greater expertise with respect to those issues. Because the expanded Board would oversee a larger number of funds across which the expenses of the Board would be spread, the total cost to the Portfolio is not expected to increase materially if shareholders elect all of the nominees.

Information Concerning Trustee Nominees

Information is provided below for each nominee for election to the Portfolio Board. The first section of the table lists information for each nominee who is an Independent Trustee nominee. Information for Mr. Schwarzer, who would be an Interested Trustee by virtue of his positions with Deutsche Asset Management, appears in the second section of the table.

Each nominee elected to the Board will serve until his or her successor has been duly elected and qualified, or until he or she reaches the mandatory retirement age, resigns or is otherwise removed. Each nominee has indicated a willingness to serve if elected.

Independent Trustee Nominees

Name, Year of Birth, Position with the Portfolio and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Funds Complex Overseen
Henry P. Becton, Jr. 1943 Board Member of Boston Board Funds since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company(2) (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43

Dawn-Marie Driscoll 1946 Chairman of Boston Board Funds since 2004 Board Member of Boston Board Funds since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute; Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

Name, Year of Birth, Position with the Portfolio and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Funds Complex Overseen
Keith R. Fox 1954 Board Member of Boston Board Funds since 1996	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

Kenneth C. Froewiss 1945 Board Member of Boston Board Funds since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, Scudder Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), DWS New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000; Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996).	46

Martin J. Gruber 1937 Board Member of New York Board Funds since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	51

Richard J. Herring 1946 Board Member of New York Board Funds since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	51

Name, Year of Birth, Position with the Portfolio and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Funds Complex Overseen
Graham E. Jones 1933 Board Member of New York Board Funds since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	51

Rebecca W. Rimel 1951 Board Member of New York Board Funds since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	51

Philip Saunders, Jr. 1935 Board Member of New York Board Funds since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	51

William N. Searcy, Jr. 1946 Board Member of New York Board Funds since 1993	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation(2) (telecommunications) (November 1989-October 2003)	51

Jean Gleason Stromberg 1943 Board Member of Boston Board Funds since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: Mutual Funds Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	43

Name, Year of Birth, Position with the Portfolio and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Funds Complex Overseen
Carl W. Vogt 1936 Board Member of Boston Board Funds since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	43

Interested Trustee Nominee

Name, Year of Birth, Position with the Portfolio and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Funds Complex Overseen
Axel Schwarzer 1958 None	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporations (1989-1996)	0

(1)	Unless otherwise indicated, the mailing address of each Trustee of the Portfolio with respect to its operations is 345 Park Avenue, New York, NY 10154. The mailing address of each director/trustee for the Boston DWS Funds with respect to fund operations is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.
(2)	A publicly held company with securities registered pursuant to the Securities Exchange Act of 1934.

As of December 31, 2005, none of the nominees held shares of the Portfolio because individuals are not eligible to hold Portfolio shares. Each nominee except Mr. Schwarzer owns over $100,000 of shares on an aggregate basis in all DWS Funds overseen or to be overseen by the nominee as of December 31, 2005. Mr. Schwarzer does not own shares of any DWS Fund to be overseen by him.

Set forth below is the compensation paid to each nominee by the Portfolio for the Portfolio’s fiscal year ended December 31, 2005 and for the DWS Funds Complex for the calendar year 2005:

Name of Nominee	Cash Management Portfolio	DWS Funds Complex(1), (2), (3)
Current Trustee Nominees
Martin J. Gruber	$30,272	$135,000
Richard J. Herring	$30,539	$136,000
Graham E. Jones	$32,685	$144,000
Rebecca W. Rimel	$33,460	$146,280
Philip Saunders, Jr.	$34,672	$145,000
William N. Searcy, Jr.	$33,458	$150,500
Other Nominees
Henry P. Becton, Jr.	N/A	$164,000
Dawn-Marie Driscoll(4)	N/A	$203,829
Keith R. Fox	N/A	$184,829
Kenneth C. Froewiss(5)	N/A	$129,687
Jean Gleason Stromberg	N/A	$178,549
Carl W. Vogt	N/A	$162,049
Interested Nominee
Axel Schwarzer	N/A	N/A

(1)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(2)	Aggregate compensation reflects amounts paid to the trustees/directors, except Mr. Froewiss, for special meetings of ad hoc committees of the New York and Boston Boards in connection with the possible consolidation of the various DWS Fund Boards and Funds, meetings for considering fund expense simplification, and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $3,000 for Dr. Herring, $11,000 for Mr. Jones, $12,280 for Ms. Rimel, $3,500 for Dr. Saunders, $17,500 for Mr. Searcy, $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Funds. Aggregate compensation also reflects amounts paid to the Boston DWS Fund trustees/directors for special meetings of the Boston Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds.. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. These meeting fees were borne by Deutsche Investment Management Americas Inc.
(3)	During the calendar year 2005, the total number of New York DWS Funds overseen by each Trustee was 55 funds. For each trustee/director of the Boston DWS Funds, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Boston DWS trustee/director, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
(4)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board of the Boston DWS Funds.
(5)	Mr. Froewiss was appointed to the Boston DWS Funds Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

The Nominating/Corporate Governance Committee periodically reviews and recommends compensation for Board Members to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to board members of other mutual fund complexes.

Certain New York DWS Funds have adopted a Retirement Plan for Board Members who are not employees of the Portfolio, the Portfolio’s administrator or their respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above.

Estimated Annual Benefits Payable By DWS Fund Complex Upon Retirement

Years of Service	Chair Audit Committee	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board voted to amend the Plan as part of an overall review of the compensation paid to Board Members. The amendments provided that no further benefits would accrue to any current or future Board Members and included a onetime payment of benefits accrued under the Plan to Board Members, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Board Member’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Board Member who receives fees from the Funds is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Drs. Herring and Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Certain Indemnification Arrangements

In addition to customary indemnification rights provided by the governing instruments of the Portfolio, Trustees may be eligible to seek indemnification from the Portfolio’s investment adviser in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the DWS Funds, DeAM, Inc. has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Portfolio, the DWS Funds or the Portfolio’s investment adviser (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the DWS Funds against the DWS Funds, their Board Members and officers, the investment adviser and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the DWS Funds and in light of the rebuttable presumption generally afforded to Independent Board Members of investment companies that they have not engaged in disabling conduct, DeAM, Inc. has also agreed, subject to applicable law and regulation, to indemnify the Portfolio’s Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeAM, Inc. is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Portfolio’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolio or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the investment adviser will survive the termination of the investment management agreement between DeAM, Inc. and the Portfolio.

For more information regarding pending regulatory and litigation matters with respect to DeAM, Inc. and the DWS Funds, please see “Market Timing Related Regulatory and Litigation Matters” and “Other Regulatory Matters” in Proposal II-A.

Officers

The officers of the Portfolio are listed below.

Name, Year of Birth, Position with the Portfolio and Length of Time Served(1), (2)	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito 1956 President since 2005	Managing Director(3), Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert 1963 Chief Financial Officer, since 2004 Treasurer since 2005	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Name, Year of Birth, Position with the Portfolio and Length of Time Served(1), (2)	Business Experience and Directorships During the Past 5 Years
John Millette(4) 1962 Secretary since 2003	Director(3), Deutsche Asset Management

Patricia DeFilippis 1963 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger 1962 Assistant Secretary since 2005	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson(4) 1962 Assistant Secretary since 2002	Managing Director(3), Deutsche Asset Management

Scott M. McHugh(4) 1971 Assistant Treasurer since 2005	Director(3), Deutsche Asset Management

Kathleen Sullivan D’Eramo(4) 1957 Assistant Treasurer since 2003	Director(3), Deutsche Asset Management

John Robbins 1966 Anti-Money Laundering Compliance Officer since 2005	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Philip Gallo 1962 Chief Compliance Officer since 2004	Managing Director(3), Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

A. Thomas Smith 1956 Chief Legal Officer since 2005	Managing Director(3), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher LLP (1989-1991); staff attorney, U.S. Securities and Exchange Commission and Illinois Securities Department (1986-1989)

(1)	As a result of their respective positions held with DeAM, Inc., these individuals are considered “interested persons” of the Portfolio within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolio.
(2)	Unless otherwise indicated, the address of the officers is 345 Park Avenue, New York, NY 10154.
(3)	Executive title, not a board directorship.
(4)	Address: Two International Place, Boston, MA 02110.

Board Structure

During the calendar year 2005, the Board of the Portfolio met 10 times and each Trustee proposed for re-election at the Meeting attended at least 75% of the meetings of the Board and all committees of which he or she was a member. The Board held over 55 meetings to deal with DWS Funds’ issues (including regular and special board and committee meetings).

The Board of the Portfolio has established the following standing committees: Audit Committee, Nominating and Governance Committee, Valuation Committee, Fixed Income Oversight Committee, Equity Oversight Committee, Marketing/Shareholder Servicing Committee, Legal/Regulatory/Compliance Committee and Expenses/Operations Committee. The Board of the Portfolio does not have a compensation committee. If the nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the DWS Funds. In practice, since December 2004, the Board Members of both the New York DWS Funds and the Boston DWS Funds have held concurrent Board and committee meetings.

In accordance with its written charter, the Audit Committee, formerly known as the Audit and Compliance Committee, assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Portfolio. It also makes recommendations to the Board as to the selection of the independent registered public accounting firm, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Portfolio’s internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Portfolio, DeAM, Inc. and affiliates by the independent registered public accounting firm. Messrs. Jones and Searcy and Drs. Herring and Saunders currently serve as members of the Audit Committee and are expected to be joined by Mr. Fox, Mr. Froewiss and Ms. Stromberg if Proposal I is approved. The Audit Committee met seven times during the calendar year ended December 31, 2005.

The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee, which is composed of Mr. Jones and Ms. Rimel and is expected to include Mr. Becton and Ms. Stromberg if Proposal I is approved, also evaluates and nominates Board member candidates. Shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Portfolio at Two International Place, Boston, MA 02110. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met five times during the calendar year ended December 31, 2005.

The Fixed Income Oversight Committee and Equity Oversight Committee review the performance of applicable funds. The Fixed Income Oversight Committee is comprised of Messrs. Jones and Searcy and is expected to include Ms. Driscoll, Mr. Fox, Mr. Froewiss and Ms. Stromberg if Proposal I is approved. The Fixed Income Oversight Committee met six times during the calendar year ended December 31, 2005. The Equity Oversight Committee is comprised of Drs. Gruber, Herring and Saunders and Ms. Rimel and is expected to include Mr. Becton and Mr. Vogt if Proposal I is approved. The Equity Oversight Committee met six times during the calendar year ended December 31, 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of each DWS Fund, including the handling of pending or threatened litigation or regulatory action involving the Portfolio, and (ii) general compliance matters related to each DWS Fund. The Committee is comprised of Mr. Searcy and Ms. Rimel and is expected to include Mr. Becton, Ms. Driscoll, Ms. Stromberg and Mr. Vogt if Proposal I is approved. The Committee met six times during the calendar year ended December 31, 2005.

The Expenses/Operations Committee (formerly known as the Operations Committee) (i) monitors each DWS Fund’s total operating expense levels, (ii) oversees the provision of administrative services to each DWS Fund, including the Portfolio’s custody, fund accounting and insurance arrangements, and (iii) reviews Deutsche Asset Management’s brokerage practices for each DWS Fund, including the implementation of related policies. The Committee is composed of Messrs. Jones and Searcy and Dr. Saunders and is expected to include Mr. Becton, Ms. Driscoll, Mr. Fox and Mr. Froewiss if Proposal I is approved. The Expenses/Operations Committee met six times during the calendar year 2005.

The Valuation Committee oversees the valuation of each DWS Fund’s securities and other assets. Drs. Herring, Gruber and Saunders are members of the Committee, with all the other Trustees as alternates, and the Committee is expected to include Mr. Fox and Mr. Froewiss if Proposal I is approved. The Valuation Committee met six times with respect to the Portfolio during the calendar year 2005.

The Marketing/Shareholder Servicing Committee oversees (i) the quality, costs and types of shareholder services provided to the DWS Funds and their shareholders, and (ii) the distribution-related services provided to the DWS Funds and their shareholders. The Committee is comprised of Drs. Gruber and Herring and Ms. Rimel and is expected to include Ms. Stromberg and Mr. Vogt if Proposal I is approved,. The Committee met six times during the calendar year 2005.

It is anticipated that Ms. Driscoll will become Chairman of the Board if Proposal I is approved by the shareholders of each DWS Fund. Ms. Driscoll has served as Chairman of the Boston DWS Funds Board since June 2004.

Required Vote

Election of the Trustees requires the affirmative vote of a plurality of the votes cast in person or by proxy at the meetings of shareholders of all the Portfolio’s various feeder funds voting collectively. Fund shareholders who do not vote will not affect the Fund’s votes at the Portfolio meeting. By contractual agreement, the percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Trustees or offices of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Recommendation of the Board of the Portfolio

The Board of the Portfolio believes that the election of each nominee is in the best interests of shareholders of the Portfolio. Accordingly, the Board unanimously recommends that Fund shareholders vote FOR the election of each nominee as set forth in Proposal I. As a matter of policy, the Trust’s Board has made no recommendation with respect to this Proposal.

PROPOSAL II-A

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE PORTFOLIO AND DeAM, INC.

The Portfolio’s Board has approved, and recommends that shareholders of the Fund along with the other feeder funds approve, an amended and restated investment management agreement between the Portfolio and DeAM, Inc., a form of which is attached as Appendix A (the “Investment Management Agreement”).

Description of Investment Management Agreement and Comparison of Current Management Agreement to Investment Management Agreement

Currently, some New York Board Funds, such as the Portfolio, have separate contracts with Deutsche Asset Management for investment management services and administrative services. Other New York Board Funds have management agreements under which Deutsche Asset Management provides both investment management and administrative services. The Investment Management Agreement will cover only portfolio management and related services. A new administrative services agreement (the “Administrative Services Agreement”), which is not required to be voted on at the Meeting, will cover administrative services. The scope of services provided to the Portfolio by DeAM, Inc. and its standard of care as an investment adviser will not change as a result of this Proposal, but the fees paid to DeAM, Inc. will decrease slightly. A comparison of the fees payable under the current and proposed arrangements (at December 31, 2004 asset levels and before the effect of fee waivers) is shown below.

Current Fees		Proposed Fees
Management	0.15%	Management	0.15%
Administration	0.05%	Administration	0.03%

Total	0.20%	Total	0.18%

A general description of the proposed Investment Management Agreement and a comparison of such Agreement to the agreement currently in effect with respect to the Portfolio (the “Current Management Agreement”) are included below. A more detailed comparison of the agreements is included in Appendix B. The form of the Investment Management Agreement is attached as Appendix A and the description of the Investment Management Agreement in this Proxy Statement is qualified in its entirety by reference to Appendix A.

The Portfolio’s Current Management Agreement is dated July 30, 2002. It was last submitted to Portfolio shareholders on June     , 2002 to obtain approval of a provision to permit DeAM, Inc. to delegate certain of its duties to affiliates. The Current Management Agreement was last continued in effect by the Portfolio’s Board on September 30, 2005.

Administrative Services. The Portfolio’s Current Management Agreement does not provide for administrative services, and administrative services to the Portfolio are provided under a separate agreement. Other DWS Funds operate under a single agreement providing for both investment management and administrative services.

The Investment Management Agreement, like the Current Management Agreement, will cover only those services related to the management of the Portfolio’s investments. The Administrative Services Agreement will cover those administrative services currently provided under separate administrative services agreements.

Fees. The advisory fees charged under the Investment Management Agreement will remain the same as under the Current Management Agreement. Administration fees will decline from 0.05% of average daily net assets to 0.03%. The current and proposed fee schedules for advisory and administration services for the Portfolio is shown below.

Aggregate Advisory and Administration Fee Rates under Current Management and Administration Agreements	Aggregate Advisory and Administration Fee Rates under Proposed Investment Management and Administrative Services Agreements (“New Fees”)	Aggregate Amount of DeAM, Inc. Fees under Current Agreements(1)	Aggregate Amount DeAM, Inc. Would Have Received Had the New Fees Been in Effect(1)	Percentage Decrease in Aggregate Amount Received by DeAM, Inc.(1)
0.20%	0.18%	$23,438,871	$21,101,441.020%

(1)	Based on assets as of December 31, 2004 before the effect of fee waivers. These amounts represent fees paid by the Portfolio as a whole. Other feeder funds, in addition to the Fund, hold shares of the Portfolio.

The management fees under the Investment Management Agreement do not cover certain expenses necessary to the Portfolio’s ordinary operations, including custody services, audit fees, legal fees and Trustees’ fees. These charges are to be borne by the Portfolio directly. In addition, DeAM, Inc. is agreeing to cap those expenses through expense reimbursement arrangements applicable to the Portfolio’s total expenses.

Delegation to Unaffiliated Sub-Advisers. Under the Investment Management Agreement, subject to the prior approval of a majority of the members of the Board, including a majority of the Trustees who are not “interested persons” of the Portfolio or any party to the Investment Management Agreement, and, to the extent required by applicable law, by the shareholders of the Portfolio, DeAM, Inc. may, through a sub-advisory agreement or other arrangement, delegate to either an affiliated or unaffiliated sub-adviser any of the duties enumerated in the Investment Management Agreement, including the management of all or a portion of the assets being managed. Currently, such delegation is only permitted to affiliated sub-advisers.

Expenses. The Investment Management Agreement requires DeAM, Inc. to bear only those expenses associated with providing investment advisory services. Expenses associated with administration, as noted above, will be part of the separate Administrative Services Agreement. Other than the services that DeAM, Inc. provides for the Portfolio, the Portfolio continues to be responsible for all other expenses incurred in its operations as set forth in the Administrative Services Agreement and any other charges or fees not specifically enumerated in the Current Management Agreement or the current administration agreement.

Brokerage Practices. Subject to the policies established by, and any direction from the Portfolio’s Board, under the Investment Management Agreement DeAM, Inc. will continue to be responsible for selecting the brokers or dealers that will execute the purchases and sales for the Portfolio. Although not a matter of any significance for money market funds, DeAM, Inc. may explicitly select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) and pay commissions in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction, a practice commonly known as “soft dollars,” if DeAM, Inc. determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or overall responsibilities that DeAM, Inc. and its affiliates have with respect to accounts over which they exercise investment discretion.

The Current Management Agreement also authorizes DeAM, Inc. to select brokers and dealers for the execution of portfolio transactions, with such limitations as are also described in Appendix B. The Current Management Agreement, as does the Investment Management Agreement, gives specific authority to the Board of the Portfolio to adopt policies and procedures that may modify or restrict DeAM’s authority regarding trades for the Portfolio. Under policies adopted by the Board of the Portfolio, DeAM, Inc. cannot use Portfolio brokerage transactions to pay for research services generated by parties other than the executing broker dealer.

Amendments. The Investment Management Agreement provides that no provision of such Agreement may be modified, unless the party against whom enforcement of the modification is sought provides written authorization and such amendment is approved in a manner consistent with the 1940 Act. The Current Management Agreement does not have a provision permitting such amendments.

The Investment Management Agreement and Administrative Services Agreement provides for other changes in the Portfolio’s current advisory and administrative arrangements, as follows:

•	The Portfolio is authorized to pay DeAM, Inc. a fee of 0.03% of average daily net assets for administrative services under the Administrative Services Agreement, separately from the fees charged under the Investment Management Agreement. This fee represents a decline of 0.02% from the Portfolio’s current fee of 0.05% for administrative services.

•	The Investment Management Agreement permit DeAM, Inc. to delegate the investment advisory function to both affiliated and unaffiliated sub-advisers. The Current Management Agreement permits delegation only to affiliated sub-advisers. In the absence of an exemption issued by the SEC, under current rules a delegation of advisory functions by DeAM, Inc. to an unaffiliated adviser could be accomplished only after prior shareholder approval.

Background and Portfolio Board Considerations

The proposed Investment Management Agreement and related Administrative Services Agreement were presented to the Portfolio Board and considered by it as part of a broader program initiated by Deutsche Asset Management and intended to, among other things:

•	reduce Deutsche Asset Management’s operational, business and compliance risk while increasing efficiency in its mutual funds operations; and

•	standardize and simplify the expenses and cap structures for Deutsche Asset Management’s mutual fund products.

The Portfolio Board, including the Independent Trustees, conducted a thorough review of the potential implications of the Investment Management Agreement and related Administrative Services Agreement on the Portfolio’s shareholders. They were assisted in this review by a special committee of the Portfolio Board formed to review this proposal, by their independent legal counsel and by independent industry consultants. In the subsequent months, the Portfolio Board and its committee met on numerous occasions to review and discuss the Investment Management Agreement and related Administrative Services Agreement, both among themselves and with representatives of Deutsche Asset Management. In the course of their review, the Portfolio Board requested and received substantial additional information and negotiated changes to Deutsche Asset Management’s initial proposal.

On September 30, 2005, the Portfolio Board, and its Independent Trustees voting separately, approved the Investment Management Agreement and related Administrative Services Agreement with respect to the

Portfolio. The Portfolio Board also unanimously agreed to recommend that the Investment Management Agreement be approved by the Portfolio’s shareholders, including the Fund and the various other feeder funds investing in the Portfolio.

In approving the proposed Investment Management Agreement and the proposed Administrative Services Agreement, the Portfolio Board considered the following factors, among others:

•	The standardization and simplification of contract provisions and fees charged to the DWS Funds would reduce the risks of operational and compliance errors.

•	The overall scope of the services being provided by DeAM, Inc. and the standard of care applicable to those services would not be reduced as a result of this restructuring.

•	The aggregate fees paid by the Portfolio will decline slightly.

In reaching this conclusion, the Portfolio Board did not give any particular weight to any single factor identified above. The Portfolio Board considered these factors over the course of several meetings, many of which were in executive session with the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual conclusions to approve the proposed new agreements.

In addition to the Investment Management Agreement, the Portfolio Board approved the new Administrative Services Agreement between the Portfolio and DeAM, Inc., under which DeAM, Inc. will provide or arrange for the provision of a variety of services for the ordinary operation of the Portfolio, including accounting and administrative services. To control the total expenses charged to shareholders, DeAM, Inc. has agreed with the Portfolio Board to reimburse the Portfolio for expenses currently in excess of 0.18% of the Portfolio’s average daily net assets.

After full and deliberate consideration, and after balancing the costs and benefits to shareholders, on September 30, 2005, the Portfolio Board determined that, in light of all of the foregoing, the arrangements under the Investment Management Agreement were reasonable and fair to the Portfolio and its shareholders. Therefore, the Board voted unanimously to approve the Investment Management Agreement and recommend such Agreement to Portfolio shareholders for their approval, including the Fund and the various other feeder funds investing in the Portfolio.

The Board evaluated the proposed restructuring of the current investment management arrangements in conjunction with its broader annual review of all contractual arrangements between the DWS Funds, including the Portfolio, and Deutsche Asset Management and its affiliates. At the conclusion of this review, the Board unanimously voted to continue the current contractual arrangements between the Portfolio and DeAM, Inc., pending shareholder approval of the proposed Investment Management Agreement. The factors considered by the Board in connection with its general contract review, which are also pertinent to its approval of the proposed Investment Management Agreement, are described in Appendix C to this Proxy Statement.

The Investment Manager

The name, address and principal occupation of each principal executive officer and director of DeAM, Inc. is set forth below. Unless otherwise noted, the address of each person is c/o Deutsche Asset Management, Inc., 345 Park Avenue, Mailstop NYC20-1626, New York, New York 10154.

Officer	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deusche Asset Management Americas and DWS Scudder
Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and DWS Scudder
Jennifer Birmingham	Chief Financial Officer and Treasurer	Director, Private Clients and Asset Management
A. Thomas Smith	Secretary and Chief Legal Officer	Head of Asset Management Legal – Americas and Head of the Asset Management Global Practice Group
Mark Cullen	Executive Vice President	Global Chief Operating Officer for Asset Management
Philip W. Gallo	Chief Compliance Officer	Head of Asset Management Compliance
Joseph Rice(1)	Assistant Treasurer	Director, Group Treasury Americas
Niral Kalaria	Assistant Secretary	Senior Counsel for Asset Management
John H. Kim	Assistant Secretary	Senior Counsel for Asset Management

(1)	Mr. Rice’s address is 60 Wall Street, New York, NY 10005.

The corporate parent of DeAM, Inc. is Deutsche Asset Management Group Limited, an indirect wholly owned subsidiary of Deutsche Bank AG.

Mr. Schwarzer, a nominee for election to the Board of the Portfolio as an Interested Trustee, has an interest in the approval of Proposals II-A and II-B as a result of his position with Deutsche Asset Management.

See Proposal I, “Election of Trustees for the Portfolio – Officers” for the positions held by the officers of the Portfolio with DeAM, Inc. or its affiliates.

DeAM, Inc. serves as investment adviser to mutual funds (the “Similar Funds”) having a similar investment objective to the Portfolio. Appendix D sets forth information regarding the Similar Funds.

Appendix E sets forth information about the Portfolio’s relationship with Deutsche Asset Management and certain of its affiliates.

Required Vote and Other Information

In view of the master-feeder structure discussed earlier, approval of Proposal II-A requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio, determined by reference to the shares outstanding of the various feeder funds. Fund shareholders who do not vote will not affect the Fund’s votes at the Portfolio meeting. By contractual agreement, the percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

The Investment Management Agreement would take effect for the Portfolio on the first day of the following month if the meeting at which shareholders of the Portfolio approve the Agreement is held on or before the 15th day of the month. If the meeting at which shareholders approve the Agreement is after the 15th day of the month, the Agreement for the Portfolio would take effect on the first day of the next succeeding month. (For example, if shareholders of the Portfolio approve the Agreement on May 5, 2006, the Agreement for the Portfolio would take effect on June 1, 2006. If the shareholders approve the Agreement on May 20, 2006, the Agreement would take effect on July 1, 2006.)

In the event that shareholders of the Portfolio do not approve the Investment Management Agreement, the Current Management Agreement and current administrative services agreement for the Portfolio would remain in effect, and the Board of the Portfolio would take such action as it deems in the best interest of the Portfolio and its shareholders.

Recommendation of the Board of the Portfolio

The Board of the Portfolio believes that approval of the proposed Investment Management Agreement is in the best interest of shareholders of the Portfolio. Accordingly, the Board unanimously recommends that Fund shareholders vote FOR approval of the Investment Management Agreement as set forth in Proposal II-A. As a matter of policy, the Trust’s Board has made no recommendation with respect to this Proposal.

PROPOSAL II-B

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE PORTFOLIO AND DeIM

The Portfolio’s Board has approved, and recommends that shareholders of the Fund along with the other feeder funds approve, an amended and restated investment management agreement between the Portfolio and DeIM (the “DeIM Agreement”). The fees to be charged and the services to be provided by DeIM under the DeIM Agreement are identical to the fees and services to be provided by DeAM, Inc. under the proposed Investment Management Agreement. If approved by Portfolio shareholders, the DeIM Agreement would become effective within two years of the date of the Meeting, upon approval by the Portfolio’s Independent Trustees.

Approval of the DeIM Agreement by the Portfolio’s shareholders will permit Deutsche Asset Management, upon the approval of the Portfolio’s Independent Trustees, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the DeIM Agreement is needed to permit Deutsche Asset Management a sufficient amount of time to plan, prepare and institute the necessary arrangements for DeIM to consolidate Deutsche Asset Management’s U.S. mutual fund operations within a single asset management entity.

Please refer to Proposal II-A and Appendix B for a complete discussion of the proposed Investment Management Agreement and the differences between that agreement and the Current Management Agreement. The proposed form of Investment Management Agreement is set forth in Appendix A to this Proxy Statement. The DeIM Agreement is identical to the Investment Management Agreement attached as Appendix A except for the name of the investment manager and the dates of execution, effectiveness and initial term.

Board Consideration of DeIM

The factors considered by the Board of the Portfolio in approving the proposed Investment Management Agreement and continuing the Portfolio’s Current Management Agreement with DeAM, Inc. are set forth in Proposal II-A and Appendix C.

At a meeting of the Portfolio Board held on February 7, 2006, the Board considered the proposed appointment of DeIM as the Portfolio’s investment manager and the proposed DeIM Agreement. To assist the Portfolio Board in its consideration of the DeIM Agreement, as discussed below, the Portfolio Board received and considered extensive information about DeIM and reviewed the potential implications of the DeIM Agreement on the Portfolio’s shareholders. On February 7, 2006, the Portfolio Board, including the Independent Trustees, approved in principle the DeIM Agreement and directed that the DeIM Agreement be submitted to the Portfolio’s shareholders for approval.

At the February 7, 2006 meeting, representatives of Deutsche Asset Management made a detailed presentation regarding DeIM’s organizational structure, assets under management, financial condition and asset management services. Deutsche Asset Management advised the Board that there were a number of different advisory entities within the business unit as a result of acquisitions over the years and that it was seeking to consolidate the investment management functions for all the DWS Funds within in a single advisory entity in order to simplify the organizational structure of its mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. Deutsche Asset Management advised the Board that the same portfolio managers would be responsible for Portfolio operations, but as employees of DeIM rather than of DeAM, Inc.

Deutsche Asset Management informed the Portfolio Board that the deferral in implementing the DeIM Agreement is needed to permit Deutsche Asset Management a sufficient amount of time to plan, prepare and institute the necessary arrangements for DeIM to consolidate Deutsche Asset Management’s U.S. mutual fund operations. Deutsche Asset Management also emphasized to the Portfolio Board that the DeIM Agreement would be implemented only upon the approval of the Portfolio’s Independent Trustees based on information they then deemed adequate and necessary to consider these arrangements.

In approving the DeIM Agreement in principle, the Portfolio Board acknowledged that it was very familiar with the services and capabilities of DeIM as an investment manager to other DWS Funds and that there was currently substantial overlap between DeAM, Inc., the Portfolio’s current investment adviser, and DeIM, the proposed investment manager, with respect to personnel, policies, investment processes and supervisory oversight. The Portfolio Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

•	The nature, extent and quality of services to be provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (particularly that the Portfolio would continue to receive services from the same personnel but as employees of DeIM), resources, policies and investment processes. The Board also considered the terms of the DeIM Agreement, including the scope of services to be provided under that agreement and the proposed administrative services agreement. The Board took note of the fact that the proposed DeIM Agreement was substantially identical to the proposed Investment Management Agreement with DeAM, Inc. that it had approved after a thorough review. In this regard, the Board concluded that the quality and range of services to be provided by DeIM should benefit the Portfolio and its shareholders.

•	The costs of the services to, and profits to be realized by, DeIM and its affiliates from their relationships with the Portfolio. In analyzing DeIM’s projected costs and profits, the Board also reviewed the fees to be paid to and services to be provided by DeIM. and its affiliates with respect to administrative services. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs expected to be incurred by DeIM and its affiliates in providing services to the Portfolio.

•	DeIM’s practices regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio. The Board indicated that it would continue to monitor the allocation of the Portfolio’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. The Board considered the significant attention and resources dedicated by Deutsche Asset Management to documenting and enhancing its compliance procedures in recent years and its substantial commitment of resources to compliance matters. The Board took note of Deutsche Asset Management’s assurances that DeIM had benefited and would continue to benefit from the organization’s commitment to compliance.

•	The commitment of Deutsche Bank AG (“Deutsche Bank”), the parent company of both DeIM and DeAM, Inc., to restructuring and growing its U.S. mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders as part of the transition from DeAM, Inc. to DeIM. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Portfolio shareholders.

In approving the DeIM Agreement in principle, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the DeIM Agreement.

Information Regarding DeIM

The name, address and principal occupation of each principal executive officer and each director of DeIM is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154.

Officer	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deutsche Asset Management Americas and DWS Scudder
Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and DWS Scudder
Jennifer Birmingham	Chief Financial Officer and Treasurer	Director, Private Clients and Asset Management
A. Thomas Smith	Secretary and Chief Legal Officer	Head of Asset Management Legal – Americas and Head of the Asset Management Practice Group
Mark Cullen	Executive Vice President	Global Chief Operating Officer for Asset Management
Pierre de Weck(1)	Executive Vice President	Global Head of Private Wealth Management and Member of Group Executive Committee
Philip W. Gallo	Chief Compliance Officer	Head of Asset Management Compliance
Joseph Rice(2)	Assistant Treasurer	Director, Group Treasury Americas
Niral Kalaria	Assistant Secretary	Senior Counsel for Asset Management
John H. Kim	Assistant Secretary	Senior Counsel for Asset Management

(1)	Mr. de Weck’s address is Winchester House, 1 Great Winchester Street, London, United Kingdom EC2N 2DB.
(2)	Mr. Rice’s address is 60 Wall Street, New York, New York 10005.

DeIM is a wholly owned subsidiary of Deutsche Bank Americas Holding Corporation (“DBAHC”). DBAHC is a wholly owned subsidiary of Taunus Corporation, which in turn is a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

See Proposal I, “Election of Trustees for the Portfolio – Officers” for positions held by the officers of the Portfolio with DeIM or its affiliates.

DeIM acts as investment adviser to Similar Funds having a similar investment objective to the Portfolio. Appendix D sets forth information regarding the Similar Funds.

Appendix E sets forth information about each Fund’s relationship with DeIM and certain affiliates of DeIM.

Required Vote and Other Information

Approval of Proposal II-B requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio, determined by reference to the shares outstanding of the various feeder funds. Fund shareholders who do not vote will not affect the Fund’s votes at the Portfolio meeting. By contractual agreement, the percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

In the event that shareholders of the Portfolio approve Proposal II-A but do not approve Proposal II-B, the Investment Management Agreement for the Portfolio would go into effect as outlined under Proposal II-A but the DeIM Agreement will not be implemented for the Portfolio. The Board of the Portfolio would then take such action as it deems in the best interest of the Portfolio and its shareholders.

Recommendation of the Board of the Portfolio

The Board of the Portfolio believes that approval of the proposed DeIM Agreement is in the best interest of shareholders of the Portfolio. Accordingly, the Board unanimously recommends that Fund shareholders vote FOR approval of the DeIM Agreement as set forth in Proposal II-B. As a matter of policy, the Trust’s Board has made no recommendation with respect to this Proposal.

PROPOSAL II-C

APPROVAL OF A SUB-ADVISER APPROVAL POLICY

The Board of the Portfolio has approved, and recommends that shareholders of the Fund approve, a policy that would permit DeAM, Inc. and any successor investment adviser, subject to the approval of the Portfolio Board and a majority of the Independent Trustees of the Portfolio, to appoint and replace sub-advisers without shareholder approval (the “Sub-Adviser Approval Policy”). In addition, the Portfolio Board approved, and recommends that shareholders of the Fund approve, a policy that would permit DeAM, Inc. to change the sub-advisory agreement, as applicable, for the Portfolio in the future without shareholder approval. If approved by the Portfolio’s shareholders, the policy would apply only to sub-advisers that are not affiliated with DeAM, Inc..

Neither DeAM, Inc. nor the Board of the Portfolio have any current intention of engaging a sub-adviser for the Portfolio. The Board of the Portfolio, along with the Boards of all the New York DWS Funds and Boston DWS Funds, is requesting that shareholders of the DWS Funds approve this policy in order to provide DeAM, Inc. with flexibility to appoint and replace sub-advisers should the Board and DeAM, Inc. determine in the future that it would be in the best interests of the Portfolio and its shareholders, including the Fund, to engage a sub-adviser for the Portfolio. It should also be noted that the Board of ProFunds has the authority to withdraw the Fund’s assets from the Portfolio at any time should the ProFunds Board determine such action to be in the Fund’s best interests.

Statutory Authority

Under the 1940 Act, no person may serve as an investment adviser, including as a sub-adviser, to an investment company except pursuant to a written contract that has been approved by the shareholders of the company. As a result, without an order exempting the Portfolio from these provisions or an SEC rule, the Portfolio would be unable to implement the proposed sub-adviser approval policy as set forth in this proposal. The DWS Funds intend to file an application with the SEC for an exemptive order permitting such Funds to implement the policy. While a number of other mutual funds complexes have obtained such exemptive relief, there can be no assurance that the DWS Funds’ exemptive application will be granted. The SEC proposed Rule 15a-5 under the 1940 Act in October 2003, to permit the appointment and termination of unaffiliated sub-advisers and amendments to sub-advisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 since its proposal, and there is no assurance that the rule will be adopted as proposed.

It is generally a condition of such exemptive orders and proposed Rule 15a-5 that shareholder approval be obtained before a sub-adviser approval policy is implemented.

Current Sub-Adviser Approval Process

Currently, after obtaining approval by the Portfolio Board and a majority of the Independent Trustees, the Portfolio’s shareholders must approve any sub-advisory contract between DeAM, Inc. and another investment adviser (other than an adviser controlled by or under common control with DeAM, Inc.) pursuant to which the other adviser provides the Portfolio with investment management services.

Proposed Sub-Adviser Approval Policy

The Sub-Adviser Approval Policy would permit DeAM, Inc., subject to the approval of the Portfolio Board, including a majority of the Independent Trustees, to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval.

If the Sub-Adviser Approval Policy is adopted, the Portfolio Board, including the Independent Trustees, will continue to evaluate and approve all new sub-advisory contracts between DeAM, Inc. and any sub-adviser. In addition, the Portfolio and DeAM, Inc. will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of a rule) to ensure that the interests of the Portfolio and its shareholders are adequately protected whenever DeAM, Inc. acts under the Sub-Adviser Approval Policy, including any shareholder notice requirements.

Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by the Portfolio to DeAM, Inc. or DeAM, Inc.’s duties and responsibilities toward the Portfolio under the Current Management Agreement or proposed Investment Management Agreement between DeAM, Inc. and the Portfolio.

Benefits of the Sub-Advisor Approval Policy

The Portfolio Board believes that it is in the best interest of the Portfolio’s shareholders to give DeAM, Inc. greater flexibility to select, supervise and evaluate sub-advisers without incurring the expense and potential delay of seeking specific shareholder approval. Under current applicable law, while a change in investment management arrangements involving one or more sub-advisers can be put into place promptly on a temporary basis, the Portfolio must still call and hold a meeting of its shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. If DeAM, Inc. and the Portfolio Board are authorized to implement the Sub-Adviser Approval Policy, the Portfolio Board would be able to act more quickly and with less expense to appoint an unaffiliated sub-adviser when the Portfolio Board and DeAM, Inc. believe that the appointment would benefit the Portfolio and its shareholders.

The Portfolio Board also believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisers in DeAM, Inc., subject to review and approval by the Board, in light of DeAM, Inc.’s significant experience and expertise in this area. The Portfolio Board believes that investors may choose to invest in the DWS Funds, including the Portfolio, because of DeAM, Inc.’s experience in this respect. Finally, the Portfolio Board will oversee the sub-adviser selection process to ensure that shareholders’ interests are protected whenever DeAM, Inc. selects a sub-adviser or modifies a sub-advisory contract. The Portfolio Board will continue to evaluate and approve all new sub-advisory contracts. In each review, the Portfolio Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Portfolio Board believes that its review and approval will ensure that DeAM, Inc. continues to act in the best interests of the Portfolio and its shareholders.

Required Vote

Approval of Proposal II-B with respect to the Portfolio requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio, determined by reference to the shares outstanding of the various feeder funds. Fund shareholders who do not vote will not affect the Fund’s votes at the Portfolio meeting. By contractual agreement, the percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. If the Portfolio’s shareholders fail to approve the Sub-Adviser Approval Policy, the current policy will remain in effect for the Portfolio.

Recommendation of the Board of the Portfolio

The Portfolio Board unanimously recommends that shareholders vote “FOR” Proposal II-B. As a matter of policy, the Trust’s Board has made no recommendation with respect to this Proposal.

PROPOSAL III

APPROVAL OF THE REVISION OF FUNDAMENTAL INVESTMENT RESTRICTIONS

FOR THE PORTFOLIO AND THE FUND

The Portfolio and the Fund have adopted certain investment restrictions or policies that are “fundamental,” meaning that they cannot be changed without shareholder approval. Certain of these fundamental restrictions reflected regulatory, business or industry conditions that have changed since their adoption. Changes in applicable law or regulation now permit the Portfolio and the Fund to remove or revise certain of these restrictions, if approved by the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Portfolio and the Fund, respectively. In addition, the Portfolio has adopted fundamental restrictions that differ from those of other DWS Funds with respect to the same substantive policy.

The Portfolio Board and the Fund Board have concluded that certain restrictions should be revised based on the development of new practices and changes in applicable law and to facilitate administration of the Portfolio. At the Meeting, Fund shareholders will be asked to approve the revised restrictions with respect to the Portfolio and the Fund. A list of the restrictions that would apply to the Portfolio and the Fund if each proposal is approved by its shareholders is set forth in Appendix F.

The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The proposed modifications are expected to facilitate the management of the Portfolio’s assets and simplify the process of monitoring compliance with investment restrictions. Except as noted below, the 1940 Act does not require these investment restrictions to be fundamental.

The revised restrictions do not affect the investment objectives of the Portfolio, which remain unchanged. The Portfolio will continue to be managed in accordance with the investment parameters described in the Fund’s Prospectus and Statement of Additional Information and in accordance with applicable law, including Rule 2a-7 under the 1940 Act, which places strict limitations on the types of securities that can be purchased by money market funds, such as the Portfolio and the Fund.

The Portfolio Board and the Fund Board unanimously recommend that Fund shareholders approve the proposal to amend or remove the Portfolio’s and the Fund’s fundamental investment restrictions, as discussed below. Each section sets out the fundamental investment restrictions that will apply to the Portfolio and the Fund if shareholders of the Portfolio and the Fund, respectively, approve the proposal.

In certain modified investment restrictions below, the reference to interpretation or modification by a regulatory authority having jurisdiction is intended to include no-action letters or interpretive positions or releases issued by the staff of the SEC or another regulatory agency with jurisdiction over the Portfolio and the Fund. In addition, references to the “Trust” shall include ProFunds.

Shareholders will be asked to vote on each proposed revised fundamental investment restriction separately on their enclosed Proxy Card (with respect to the Fund) and Voting Instruction Form (with respect to the Portfolio).

Proposal III-A: Borrowing Money.

If shareholders approve Proposal III-A, the current fundamental investment restriction on borrowing money would be modified to read as follows:

“The Portfolio/Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33 1/3% of its total assets. Currently, however, the Portfolio’s/Fund’s borrowing authority is 5% of its total assets.

To limit the risks attendant to borrowing, a fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. To the extent a fund borrows money, positive or negative performance by the fund’s investments may be magnified. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate a fund’s net investment income in any given period. Generally, however, money market funds may not borrow money except to engage in repurchase agreements, which are a permissible investment for money market funds.

Proposal III-B: Pledging Assets.

If shareholders approve Proposal III-B, the current fundamental investment restrictions on pledging assets would be removed.

Discussion of Proposed Modifications. The Portfolio Board and the Fund Board believe that it is advantageous to remove the fundamental investment restriction on pledging assets since it would improve the Portfolio’s/Fund’s investment flexibility and permit the Portfolio/Fund to address the appropriateness of pledging assets on a case-by-case basis, consistent with current industry practice and market conditions. Generally, money market funds are not permitted to engage in investment practices that involve the pledging of fund assets.

Pledging or otherwise encumbering assets entails certain risks. For instance, a fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the fund might not be able to recover some or all of the pledged assets.

Proposal III-C: Senior Securities.

If shareholders approve Proposal III-C, the current fundamental investment restriction on senior securities would be modified to read as follows:

“The Portfolio/Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The 1940 Act establishes limits on the ability of funds to engage in leverage through the issuance of “senior securities,” a term that is defined, generally, to refer to a fund’s obligations that have a priority over the fund’s shares with respect to the distribution of fund assets or the payment of dividends. The Portfolio’s/Fund’s current fundamental investment restriction relating to the issuance of senior securities prohibits the issuance of senior securities, except insofar as they may be deemed to have issued a senior security by reason of entering into a reverse repurchase agreement or borrowing in accordance with the prospectus and SAI. Money market funds cannot engage in leverage.

Proposal III-D: Concentration.

If shareholders approve Proposal III-D, the current fundamental investment restriction on concentration would be modified to read as follows:

“The Portfolio/Fund may not concentrate its investments in any particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the Portfolio/Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.”

Discussion of Proposed Modifications. The proposed new restriction would have no material effect on the Portfolio’s/Fund’s investments, but would simplify and standardize the Portfolio’s/Fund’s concentration policy. The Portfolio/Fund would still be prohibited from concentrating their investments in any other industry (excluding U.S. government obligations), as concentration is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction.

Proposal III-E: Underwriting of Securities.

If shareholders approve Proposal III-E, the current fundamental investment restriction on underwriting of securities would be modified to read as follows:

“The Portfolio/Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Portfolio/Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all of the Fund’s assets in an open-end management investment company with substantially the same investment objectives as the Fund.”

Discussion of Proposed Modifications. The proposed new restriction would revise the current restriction without making any material changes and would conform the restriction to that of other DWS master money market portfolios.

Proposal III-F: Real Estate Investments.

If shareholders approve Proposal III-F, the current fundamental investment restriction on real estate investments would be modified to read as follows:

“The Portfolio/Fund may not purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio/Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s/Fund’s ownership of securities.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The current fundamental investment restriction prohibits the purchasing or selling of real estate, but excepts securities secured by real estate or interests therein.

The proposed restriction would preserve the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate. As a result of exercising its rights attached to real estate-related securities, the Portfolio/Fund could eventually own an interest in real property. If this occurs, the Portfolio/Fund would consider the appropriate action to take with respect to the property, including disposing of the property, consistent with the Portfolio’s/Fund’s best interests.

Proposal III-G: Commodities.

If shareholders approve Proposal III-G, the current fundamental investment restriction on investing in commodities would be modified to read as follows:

“The Portfolio/Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The current policy of the Portfolio/Fund prohibits the purchase of commodities or contracts related to commodities. Under the proposed policy, the Portfolio/Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. As a result, if this proposal is approved, the Portfolio/Fund would not be restricted from purchasing physical commodities or physical commodity-related instruments. The Portfolio’s/Fund’s investment strategies do not currently contemplate investments in physical commodities or contracts related to physical commodities, and DeAM, Inc. does not currently anticipate proposing any changes to such investment strategies to allow such investments. Moreover, money market funds may not invest in commodities. Therefore, amending this investment policy currently is not expected to have any effect on the Portfolio or the Fund.

Proposal III-H: Lending.

If shareholders approve Proposal III-H, the current fundamental investment restriction on lending would be modified to read as follows:

“The Portfolio/Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend. The current fundamental investment restriction prohibits the making of loans (except for the lending of portfolio securities) and specifies that the purchase of qualified debt obligations and the entry into repurchase agreements do not constitute the making of a loan. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The SEC frequently treats these agreements as loans.)

The proposed modifications would allow the Portfolio/Fund to lend money and other assets – thus becoming a creditor – to the full extent permitted under the 1940 Act. The proposed modifications would also conform the Portfolio’s/Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they are modified from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

Proposal III-I: Portfolio Diversification

If shareholders approve Proposal III-I, the current fundamental investment restriction on portfolio diversification would be modified to read as follows:

“The Portfolio/Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with substantially the same investment objectives as the Fund.”

Discussion of Proposed Modifications. The Portfolio and the Fund are classified as “diversified” funds under the 1940 Act and, accordingly, must have fundamental restrictions or policies establishing the percentage limitations with respect to investments in individual issuers that they will follow in order to qualify as “diversified.” The Portfolio’s/Fund’s current restriction is somewhat more limiting than is necessary in order to qualify as a “diversified” fund. For example, the restriction does not reflect the authority that “diversified” funds have to invest a greater portion of assets in the securities of other investment companies.

The proposed modification would modify the fundamental investment restriction regarding classification as a “diversified” fund under the 1940 Act to rely on the definition of the term “diversified” in the 1940 Act rather than stating the relevant limitations expressed under current law. Currently, under the 1940 Act, a “diversified” fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its instrumentalities or securities of other investment companies) if, as a result, as to 75% of its total assets, more than 5% of the value of the fund’s total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund (the “75% test”). Thus, the proposed fundamental investment restriction will apply the 75% test, as it may be amended from time to time, to the Portfolio/Fund, without the Portfolio’s/Fund’s Board or shareholders taking further action.

The Portfolio and the Fund are subject to additional, stricter diversification requirements imposed by Rule 2a-7 under the 1940 Act. Rule 2a-7 currently limits a money market fund to investing no more than 5% of its assets in the securities of a single issuer. This requirement applies with respect to 100% of a money market fund’s assets, in contrast to the 75% test, which applies with respect to 75% of a non-money market fund’s assets. Rule 2a-7 does provide a safe harbor for a money market fund to invest up to 25% of its assets in securities of a single issuer, but only for a period of up to three days.

Proposal III-J: Investing for Control.

If shareholders of approve Proposal III-J, the current fundamental investment restriction on investing for the purpose of exercising control would be removed.

Discussion of Proposed Modifications. In order to improve the Portfolio’s/Fund’s investment flexibility, the Portfolio Board and the Fund Board propose that the restriction relating to investing for the purpose of exercising control or management be removed. The Portfolio/Fund currently does not intend to make investments for the purpose of exercising control.

Proposal III-K: Acquiring More than 10% of the Voting Securities of Any One Issuer.

If shareholders approve Proposal III-K, the current fundamental investment restriction on acquiring more than 10% of voting securities of any one issuer would be removed.

Discussion of Proposed Modifications. The 10% limitation is more stringent than the limit on investment in a single issuer applicable to diversified funds generally, which applies this limit to only 75% of a fund’s assets. The Portfolio Board and the Fund Board propose that the limit on investment in a single issuer be removed because it is governed by the Portfolio’s/Fund’s determination to be a diversified investment company under the 1940 Act, which status could not be changed except with shareholder approval. Money market funds cannot purchase voting securities under Rule 2a-7. In addition, Rule 2a-7 limits a money market fund to investing no more than 5% of its assets in the securities of a single issuer.

Proposal III-L: Restricted and Illiquid Securities.

If shareholders approve Proposal III-L, the current fundamental investment restriction on investing in securities subject to restrictions on disposition (so-called “restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), and illiquid securities would be removed.

Discussion of Proposed Modification. In order to improve the Portfolio’s/Fund’s investment flexibility, the Portfolio Board and the Fund Board propose that this restriction be removed. If this restriction is removed, the Portfolio/Fund will remain subject to the SEC’s limitations in this area. Current SEC interpretations provide that money market mutual funds, such as the Portfolio and the Fund, cannot invest more than 10% of their net assets in illiquid securities. Under current SEC interpretations, certain securities which are “restricted securities” under the 1933 Act may nevertheless be deemed “liquid” for purposes of these limitations if a sufficient trading market exists for them. Such securities include commercial paper issued under Section 4(2) of the 1933 Act and privately placed securities which can be traded among institutions pursuant to Rule 144A under the 1933 Act.

Illiquid securities involve additional risks, including the risk that it may be difficult to obtain an accurate price for the security and that it may be difficult or impossible to sell the security at the time and the price that the Portfolio/Fund would expect.

Proposal III-M: Securities Issued by Other Investment Companies.

If shareholders approve Proposal III-M, the current fundamental investment restrictions on investments in securities issued by other investment companies would be removed.

Discussion of Proposed Modifications. The 1940 Act limits the extent to which a fund may acquire securities of other investment companies. Under the 1940 Act, a fund’s investment in investment companies generally – but subject to many exceptions – cannot exceed (i) 3% of the total outstanding voting shares of any one investment company, (ii) 5% of the fund’s total assets with respect to shares of any one investment company, and (iii) 10% of the fund’s total assets with respect to shares of investment companies in the aggregate. Pursuant to an exemptive order issued by the SEC, the Portfolio is permitted to invest in excess of these limits in the shares of affiliated investment companies, including money market funds and DWS Cash Management QP Trust.

The Portfolio currently may not invest in other investment companies except as permitted under the 1940 Act. In order to conform the Portfolio’s restriction in this area to that of other DWS master money market portfolios, the Portfolio Board proposes that this restriction be removed. Any such investment would still be subject to the requirements of the 1940 Act.

The Fund currently invests all of its investable assets in another investment company, the Portfolio, under current law applicable to master-feeder arrangements. The revised restriction will not affect the Fund’s ability to continue to invest in the Portfolio.

Proposal III-N: Short Sales.

If shareholders approve Proposal III-N, the current fundamental investment restriction on short sales of securities would be removed.

Discussion of Proposed Modifications. Typically, in a short sale, an investor borrows a security from a lender, sells that security to a third party, and is obligated to return an identical security to the lender. The obligation to return an identical security to the lender involves the risk that the price of the securities that the borrower is obligated to purchase (and then return to the lender) may be higher than the price the borrower received for the sale of the securities. Currently, however, money market funds cannot engage in short sales.

Proposal III-O: Warrants.

If shareholders approve Proposal III-O, the current fundamental investment restriction prohibiting the purchase of warrants would be removed.

Discussion of Proposed Modification. The Portfolio Board and the Fund Board propose that fundamental investment restriction on the purchase of warrants be removed. Acquisition of warrants, like other securities, may serve the best interests of investors, and the Boards are in the best position to determine the appropriateness of a policy permitting or prohibiting the purchase of the asset. The change would conform the current restriction in this area to that of other DWS Funds. The Portfolio and the Fund are not permitted to invest in warrants under the rules currently applicable to money market funds.

Warrants are derivative securities that entitle the holder to purchase another security at a specified price at any time during the life of the warrants. When a fund purchases a warrant, it expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the fund will suffer a loss equal to the purchase price of the warrant.

Proposal III-P: Issuers Whose Securities Are Owned by Officers and Trustees of the Portfolio, the Fund or DeAM, Inc.

If shareholders approve Proposal III-P, the current fundamental investment restriction on investments in issuers whose securities are owned by officers and trustees of the Portfolio, the Fund or DeAM, Inc. would be removed.

Discussion of Proposed Modifications. The Portfolio/Fund currently may not invest in an issuer where any of the officers or trustees of the Portfolio, the Fund or DeAM, Inc. owns individually more than  1/2 of 1% of the securities of the issuer, and together such officers and trustees own more than 5% of the securities of the issuer. In order to improve the Portfolio’s/Fund’s investment flexibility, the Portfolio Board and the Fund Board propose that this restriction be removed. The removal of this investment restriction will not remove any existing safeguard against transactions involving conflicts of interest between portfolio companies and the Portfolio’s or the Fund’s trustees, officers or advisers, including those imposed by the Portfolio’s/Fund’s Code of Ethics or other legal or regulatory limitations.

Proposal III-Q: Oil, Gas and Mineral Programs.

If shareholders approve Proposal III-Q, the current fundamental investment restriction on investments in oil, gas and mineral programs would be removed.

Discussion of Proposed Modifications. The current restrictions prohibit these investments. In order to improve the Portfolio’s/Fund’s investment flexibility, the Portfolio Board and the Fund Board propose that the restriction on oil, gas, and mineral investments be removed.

Investments in oil, gas, and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments, entail certain risks, including price volatility, risks of political and social disturbances, and foreign risks such as the existence of multinational cartels and competition.

Required Vote

Approval of each section of Proposal III with respect to the Portfolio requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio, determined by reference to the shares outstanding of the various feeder funds. Fund shareholders who do not vote will not affect the Fund’s votes at the Portfolio meeting. By contractual agreement, the percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

In addition, because the fundamental investment restrictions are fundamental policies of the Fund, approval of each section of Proposal III with respect to the Fund requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the

Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. Abstentions and broker “non-votes” (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted as shares that are present for purposes of determining the presence of a quorum, but will not be counted as votes FOR Proposal III with respect to the Fund. Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST Proposal III with respect to the Fund.

If any proposal is not approved for the Portfolio and/or the Fund, then the Portfolio’s/Fund’s existing fundamental restriction on that topic will remain in effect, although the Portfolio Board and the Fund Board may take other appropriate action. If shareholders approve the changes to the fundamental investment restrictions, such changes will become effective as soon as practicable after the Fund’s prospectus or statement of additional information has been supplemented to describe the new restriction.

The Fund will be governed by the Portfolio’s fundamental investment restrictions for so long as the Fund invests all its investable assets in the Portfolio. It is possible that shareholders of all the Portfolio’s feeder funds voting collectively may approve revised fundamental restrictions for the Portfolio even though Fund shareholders do not approve those revisions for the Portfolio or the Fund. In such event, the Fund Board may take other appropriate action.

Recommendation of the Boards

The Portfolio Board and the Fund Board unanimously recommend that shareholders vote “FOR” each proposal to modify or eliminate a fundamental investment restriction.

ADDITIONAL INFORMATION

Voting Power. Each Fund shareholder is entitled to one vote for each dollar of net asset value standing in such shareholder’s name on the books of the Fund.

Quorum and Required Vote. Proxies are being solicited from the Fund’s shareholders by the Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of a Proposal. The specific voting requirement to approve each Proposal is discussed in the applicable Proposal.

Unless otherwise required by law, a quorum of shareholders is constituted by the presence in person or by proxy of the holders of 10% of the outstanding shares of the Fund entitled to vote at the Meeting.

Record Date and Method of Tabulation. Shareholders of record at the close of business on February 10, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As of the Record Date, the Fund had              shares issued and outstanding.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast.

[Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Fund for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.]

Share Ownership. Appendix G to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Fund’s shares by the only persons known by the Fund to beneficially own 5% or more of the outstanding shares of the Fund. Collectively, the Trustees and the executive officers of the Portfolio and each nominee own less than 1% of the Portfolio’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Solicitation of Proxies. In addition to solicitations made by mail, solicitations may also be made by telephone, through the Internet or in person by officers or employees of the Portfolio and the Fund and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies at an estimated cost of $3,102. However, the exact cost will depend on the amount and type of services rendered. If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to Computershare then the Computershare representative has the responsibility to explain the process, read the Proposals on the Proxy Card, and ask for the shareholder’s instructions on each Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. Computershare will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter or mailgram that confirms his or her vote and that asks the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your Proxy Card and Voting Instruction Form for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Proxy Card and Voting Instruction Form originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card or Voting Instruction Form, they may contact Computershare toll-free at 1-866-807-1248. Any proxy or voting instructions given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The costs of solicitation will be borne by DeAM, Inc., including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s shares, (c) payment to Computershare for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

Revocation of Proxies and Voting Instructions. Proxies and voting instructions, including those given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund, at 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814, (ii) by properly submitting a later-dated Proxy Card or Voting Instruction Form that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Adjournment. In the event that the necessary quorum to transact business or the sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the Fund’s shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of an adjournment with respect to such Proposal and will vote those proxies required to be voted AGAINST a Proposal against an adjournment with respect to such Proposal.

Principal Underwriter, Administrator and Investment Adviser. ProFunds Distributors, Inc., 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814 serves as the Fund’s principal underwriter. BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, serves as the Fund’s administrator. ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814, serves as the Fund’s investment adviser. DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, serves as the Portfolio’s placement agent. Investment Company Capital Corp., 345 Park Avenue, New York, New York 10154, provides administrative services on behalf of the Portfolio.

Information Concerning Independent Registered Public Accounting Firm. The Board of the Portfolio has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Portfolio for the current fiscal year. PwC has been the independent registered public accounting firm of the Portfolio since its inception PwC has informed the Audit Committees for the Portfolio that it has no material direct or indirect financial interest in the Portfolio except as its independent registered public accounting firm.

The following table shows fees billed by PwC to the Portfolio during the Portfolio’s two most recent fiscal years: (i) for audit and non-audit services provided to the Portfolio, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for DeAM, Inc. and certain entities controlling, controlled by, or under common control with DeAM, Inc. that provide ongoing services to the Portfolio (collectively, the “DeAM Entities”), which engagements relate directly to the operations and financial reporting of the Portfolio. The Audit Committee has reviewed whether the receipt by the independent registered public accounting firms of non-audit fees from the Portfolio, DeAM, Inc. and all DeAM Entities is compatible with maintaining their independence.

	Audit Fees(1)			Audit Related Fees(2)						Tax Fees(3)						All Other Fees(4)
	Fund			Fund			DeAM Entities			Fund			DeAM Entities			Fund			DeAM Entities
2004	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
2005	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Portfolio’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Portfolio by the Portfolio’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Portfolio’s independent registered public accounting firm for the DeAM Entities with respect to operations and financial reporting of the Fund, except that the Chairman of the Audit Committee may grant pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by PwC for services rendered to the Portfolio and to the DeAM Entities for the two most recent fiscal years. In assessing the independence of PwC, the Audit Committee considers the opinions of Portfolio management.

Non-Audit Fees
2004	$	[	]
2005

SUBMISSION OF SHAREHOLDER PROPOSALS

ProFunds does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of ProFunds at the address set forth on the cover of this Proxy Statement.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund’s meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trust’s Board of Trustees is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy Card and Voting Instruction Form to vote the Proxy Card in accordance with their judgment on such matters.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD OR VOTING INSTRUCTION FORM, PLEASE CONTACT COMPUTERSHARE AT 1-866-807-1248.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND VOTING INSTRUCTION FORM AND TO RETURN THEM IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND VOTING INSTRUCTION FORM FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

By Order of the Board of Trustees,

/s/ Marc R. Bryant
Marc R. Bryant
Secretary

APPENDIX A

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, dated as of [                    ], 2006, among Cash Management Portfolio, a New York business trust (the “Trust”), and Deutsche Asset Management, Inc., a Delaware corporation (the “Adviser”).

WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, The Trust engages in the business of investing and reinvesting the assets of each Fund in accordance with the investment objectives, policies and restrictions specified in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) included in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act;

WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust desires to retain the Adviser to provide investment management services to the Trust on the terms set out in this Agreement, and the Adviser is willing to provide investment management services to the Trust on the terms set out in this Agreement; and

WHEREAS, the Trust and the Adviser desire to amend and restate the Investment Advisory Agreement dated July 30, 2002.

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the Trust and the Adviser agree as follows:

1. Appointment and Services.

(a) The Trust appoints the Adviser to act as investment manager to the Trust. The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(b) Subject to the terms of this Agreement, and the supervision of the Board of Trustees, the Adviser will provide continuing investment management of the assets of the Trust in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Trust; the applicable provisions of the Investment Company Act, the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use best efforts to manage the Trust so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code. The Adviser will also monitor, to the extent not monitored by the Trust’s administrator or other agent, the Trust’s compliance with its investment and tax guidelines and other compliance policies. The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients. In managing the Trust in accordance with the requirements set out in this Section 1, the Adviser will be entitled to receive and act upon advice of counsel for the Trust.

(c) The Adviser will determine the securities and other instruments to be purchased, sold or entered into by the Trust and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with the Trust’s policies as set out in the Prospectus and SAI of the Trust or as adopted by the Board of Trustees and disclosed to the Adviser. The Adviser will determine what portion of the Trust’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(d) The Adviser will provide assistance to the Board of Trustees in valuing the securities and other instruments held by the Trust, to the extent reasonably required by such valuation policies and procedures as may be adopted by the Trust.

(e) The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of Trustees such records upon request.

(f) The Adviser also agrees to make available to the Board of Trustees the following:

(i) periodic reports on the investment performance of the Trust;

(ii) additional reports and information related to the Adviser’s duties under this Agreement as the Board of Trustees may reasonably request; and

(iii) to the extent held by the Adviser, all of the Trust’s investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the Investment Company Act and other applicable laws.

        To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(g) The Adviser will also provide to the Trust’s administrator, custodian, fund accounting agent, shareholder service agents, transfer agents and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Trust, in each case subject to compliance with applicable privacy standards.

2. Investment Management Fee.

(a) For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Trust will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying the Trust’s prior day’s net assets by 0.15% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Section 2 as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of the Trust and unpaid.

(b) The “average daily net assets” of the Trust will mean the average of the values placed on the Trust’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Trust is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Trust lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Trust will always be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”) and the Registration

Statement. If the determination of net asset value for the Trust does not take place for any particular day, then for the purposes of this Section 2, the value of the net assets of the Trust as last determined will be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Trust’s portfolio may be lawfully determined on that day. If the Trust determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day will be deemed to be the sole determination thereof on that day for the purposes of this Section 2.

(c) The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(d) All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

3. Expenses.

(a) Except as otherwise specifically provided in this Section 3 or as determined by the Board of Trustees, to the extent permitted by applicable law, the Adviser will pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Trust’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to the Trust, the services of such of its directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will provide at its expense the services described in this Agreement.

(b) The Adviser will not be required to pay any expenses of the Trust other than those specifically allocated to it in this Section 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Trust’s Trustees and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of the Trust: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Trust, the Trust’s custodian or other agents of the Trust; taxes and governmental fees; fees and expenses of the Trust’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Trust; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

(c) The Adviser will not be required to pay expenses of any activity which is primarily intended to result in sales of shares of the Trust (the “Shares”) if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Trust’s Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or (ii) the Trust will have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Trust (or some other party) will assume some or all of such expenses. The Adviser will pay such sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Trust (or some other party) pursuant to such a plan.

4. Delegation of Investment Management Services. Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of the Trust, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons,” and, to the extent required by applicable law, by the shareholders of the Trust, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

5. Selection of Brokers and Affiliated Transactions.

(a) Subject to the policies established by, and any direction from the Trust’s Board of Trustees the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for the Trust. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by the Prospectus and SAI.

(b) Subject to the policies established by, and any direction from, the Trust’s Board of Trustees, the Adviser may direct any of its affiliates to execute portfolio transactions for the Trust on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

(c) The Adviser and any of its affiliates will not deal with the Trust or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Trust order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, the Trust may not buy securities from the group except in accordance with policies established by the Board of Trustees in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(d) The Adviser will promptly communicate to the Trust’s administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

6. Limitation of Liability of Manager.

(a) As an inducement to the Adviser undertaking to provide services to the Trust pursuant to this Agreement, the Trust agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) The rights of exculpation provided under this Section 6 are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 6 to the maximum extent permitted by applicable law.

7. Term and Termination.

(a) This Agreement will remain in force with respect to each party until [September 30, 2006] and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(b) This Agreement may be terminated with respect to the Trust at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Trust or by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

8. Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

9. Services Not Exclusive. The Adviser’s services to the Trust pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever the Trust and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Trust recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Trust.

10. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities and other investments for the account of the Trust, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of Trustees. The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Trust’s account with brokers or dealers selected by it in accordance with Trust policies as expressed in the Registration Statement. If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of the Trust, it will act solely as investment counsel for such clients and not in any way on behalf of the Trust.

11. Additional Series. In the event the Trust establishes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of Trustees with respect to the Funds and the execution of an amended Schedule I reflecting the Funds.

12. Delivery of Documents. Copies of the Registration Statement and the Trust’s Prospectus and SAI have been furnished to the Adviser by the Trust. The Trust has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the Trust:

(i) The Declaration dated March 26, 1990 as amended to date, together with all filed certificates regarding the establishment and designation of a series of Shares of the Trust, to the extent applicable.

(ii) By-Laws of the Trust as in effect on the date hereof.

(iii) Resolutions of the Trustees of the Trust approving the form of this Agreement.

The Trust will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

13. Miscellaneous.

(a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c) This Agreement will be construed in accordance with the laws of the State of New York without regard to choice of law or conflicts of law principles thereof, provided that nothing in this Agreement will be construed in a manner inconsistent with the Investment Company Act, or in a manner which would cause a Fund to fail to comply with the requirements of Subchapter M of the Code.

(d) This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(e) If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

(f) This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the Trust.

[The rest of this page is intentionally blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

CASH MANAGEMENT PORTFOLIO

By:
[Name of Officer]
[Title]

DEUTSCHE ASSET MANAGEMENT, INC.

By:
[Name]
[Title]

APPENDIX B

Comparison of Terms of Current Management Agreement to Proposed Investment Management Agreement

Investment Management Agreement	Current Management Agreement
Advisory Services

Subject to the terms of this Agreement, and the supervision of the Board, the Adviser will provide continuing investment management of the assets of the Portfolio in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Portfolio and the Investment Company Act of 1940 (the “1940 Act”).

The Adviser will determine the securities and other instruments to be purchased, sold or entered into by the Portfolio and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with the Portfolio’s policies as set out in the Prospectus and SAI of the Portfolio or as adopted by the Board and disclosed to the Adviser. The Adviser will determine what portion of the Portfolio’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

The Adviser shall manage the Portfolio’s affairs and shall supervise all aspects of the Portfolio’s operations including the investment and reinvestment of the cash, securities or other properties comprising the Portfolio’s assets, subject at all times to the policies and control of the Board. The Adviser shall give the Portfolio the benefit of its best judgment, efforts and facilities in rendering its services as Adviser.

In carrying out its obligations, the Adviser shall:

(a) supervise and manage all aspects of the Portfolio’s operations, except for distribution services;

(b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Portfolio;

(c) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and whether concerning the individual issuers whose securities are included in the Portfolio’s portfolio or the activities in which they engage, or with respect to securities which the Adviser considers desirable for inclusion in the Portfolio’s portfolio;

(d) determine which issuers and securities shall be represented in the Portfolio’s portfolio and regularly report thereon to the Trust’s Board; and

(e) take all actions necessary to carry into effect the Portfolio’s purchase and sale programs.

Fund Administration Services

None.	The Adviser shall provide the Portfolio with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Portfolio’s principal office:.

Investment Management Agreement	Current Management Agreement
Expenses

The Adviser will pay the compensation and expenses of all Trustees, officers and executive employees of the Portfolio (including the Portfolio’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to the Portfolio, the services of such of its directors, officers and employees as may duly be elected officers of the Portfolio, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser will not be required to pay any expenses of the Portfolio other than those specifically allocated to it in the Investment Management Agreement. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Portfolio’s Trustees and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of the Portfolio: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Portfolio; the Portfolio’s custodian or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business.

The Adviser shall furnish, at its expense and without cost to the Portfolio, the services of one or more officers of the Adviser, to the extent that such officers may be required by the Portfolio for the proper conduct of its affairs.

The Portfolio assumes and shall pay or cause to be paid all other expenses of the Portfolio, including, without limitation: payments to the Portfolio’s distributor under the Portfolio’s plan of distribution; the charges and expenses of any register, any custodian or depository appointed by the Portfolio for the safekeeping of the Portfolio’s cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Portfolio; brokers’ commissions chargeable to the Portfolio in connection with portfolio securities transactions to which the Portfolio is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Portfolio to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Portfolio; all costs and expenses in connection with the registration and maintenance of registration of the Portfolio and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Portfolio and supplements thereto to the Portfolio’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Portfolio’s shares; charges and expenses of legal counsel, including counsel to the Trustees of the Portfolio who are not interested persons (as defined in the 1940 Act) of the Portfolio and of the independent certified public accountants, in connection with any matter

Investment Management Agreement	Current Management Agreement
relating to the Portfolio; membership dues of industry associations; interest payable on Portfolio borrowings; postage, insurance premiums on property or personnel (including officers and Trustees) of the Portfolio which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Portfolio’s operation unless otherwise explicitly provided herein.

Fees

For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Portfolio will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying the Portfolio’s prior day’s net assets by 0.15% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Agreement as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of the Portfolio and unpaid.

The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse the Portfolio for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time.

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

In addition to the foregoing, the Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Adviser. Any such fee reduction or undertaking may be discontinued or modified by the Adviser at any time.

Delegation

Subject to the prior approval of a majority of the members of the Board, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of the Portfolio, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed.	Subject to the prior approval of a majority of the members of the Portfolio’s Board of Trustees, including a majority of the Trustees who are not ‘interested persons,’ as defined in the 1940 Act, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Adviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such

Investment Management Agreement	Current Management Agreement
company, to the extent permitted by applicable law, certain of the Adviser’s duties and may adjust the duties of such entity, the portion of Portfolio assets that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust’s Board who are not ‘interested persons,’ as defined in the 1940 Act; provided, that the Adviser shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Adviser of any of its obligations hereunder.

Brokerage Selection

Subject to the policies established by, and any direction from the Portfolio’s Board the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for the Portfolio. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Portfolio or be in breach of any obligation owing to the Portfolio under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by the Portfolio’s Prospectus and SAI.

The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in the Portfolio’s prospectus and statement of additional information.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Portfolio or be in breach of any obligation owing to the Portfolio under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Portfolio to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by the Portfolio’s prospectus and statement of additional information.

Transactions with Affiliates

Subject to the policies established by, and any direction from, the Portfolio’s Board, the Adviser may direct any of its affiliates to execute portfolio transactions for the Portfolio on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.	Subject to the policies established by the Board in compliance with applicable law, the Adviser may permit any of its affiliates to execute portfolio transactions for the Portfolio on an agency basis. The commissions paid to any of its affiliates must be made in conformity with Rule 17e-1 under the 1940 Act.

Allocation of Investment Opportunities

Whenever the Portfolio and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and	If the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the Adviser is considered at

Investment Management Agreement	Current Management Agreement
appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Portfolio recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Portfolio.	or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. The Adviser or its affiliates may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

Activities of Manager

The Adviser’s services to the Portfolio pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities.	The services of the Adviser to the Portfolio are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

Limitation of Liability of Adviser

As an inducement to the Adviser undertaking to provide services to the Portfolio pursuant to this Agreement, the Portfolio agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Portfolio or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.	The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Term and Termination

This Agreement will remain in force with respect to each party until [September 30, 2006] and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Portfolio, or by the vote of a majority of the outstanding voting securities of the Portfolio. The	This Agreement, unless sooner terminated, shall remain in effect with respect to the Trust on behalf of the Portfolio until two years after the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of

Investment Management Agreement	Current Management Agreement

requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Portfolio or by the Portfolio’s Board on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Portfolio. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

the outstanding voting securities of the Portfolio. This Agreement may be terminated as to the Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days’ written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Portfolio. This Agreement will automatically and immediately terminate in the event of its assignment.

Amendment

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.	None.

APPENDIX C

FACTORS CONSIDERED IN CONNECTION WITH PORTFOLIO BOARD REVIEW OF

CURRENT MANAGEMENT AGREEMENT

The Portfolio Board, including the Portfolio’s Independent Trustees, received information from DeAM, Inc. to assist them in their consideration of the Portfolio’s Current Management Agreement. The Board received and considered a variety of information about DeAM, Inc., its affiliated service providers and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed all the Funds for which the Board has responsibility. The Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

•	The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by similar funds and (ii) fee rates paid to DeAM, Inc. by similar funds and institutional accounts advised by DeAM, Inc. The Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio and fees paid by similar funds. See Appendix C-1 for comparative management fee information provided by Lipper and considered by the Board in connection with the Portfolio.

•	The extent to which economies of scale would be realized as the Portfolio grows. As part of its consideration, the Board considered whether the proposed management fee schedules should contain breakpoints. The Board determined that the Portfolio’s fee schedule represents an appropriate sharing between Portfolio shareholders and DeAM, Inc. of such economies of scale as may exist in the management of the Portfolio at current asset levels.

•	The total operating expenses of the Portfolio, including relative to the Portfolio’s respective peer group as determined by Lipper. See Appendix C-1 for operating expense information provided by Lipper and considered by the Board in connection with the Portfolio. In this regard, the Board considered that the various expense limitations agreed to by DeAM, Inc. effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board’s next annual review of the Portfolio’s contractual arrangements, and also serve to ensure that the Portfolio’s total operating expenses would be competitive relative to the applicable Lipper universe.

•	The investment performance of the Portfolio and DeAM, Inc., both absolute and relative to various benchmarks and industry peer groups. See Appendix C-1 for performance information provided by iMoneyNet and considered by the Board in connection with the Portfolio. The Board also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of DeAM, Inc. the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DeAM, Inc. has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of services provided by DeAM, Inc.. The Board considered extensive information regarding DeAM, Inc., including DeAM, Inc.’s personnel (particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the Current Management Agreement, including the scope of services provided under that agreement and the current administrative services agreement. In this regard, the Board concluded that the quality and range of services provided by DeAM, Inc. have benefited and should continue to benefit the Portfolio and its shareholders.

C-1

•	The costs of the services to, and profits realized by, DeAM, Inc. and its affiliates from their relationships with the Portfolio. In analyzing DeAM, Inc.’s costs and profits, the Board also reviewed the fees paid to and services provided by DeAM, Inc. and its affiliates with respect to administrative services, fund accounting and shareholder servicing. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeAM, Inc. and its affiliates in providing services to the Portfolio.

•	DeAM, Inc.’s practices regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio. The Board indicated that it would continue to monitor the allocation of the Portfolio’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	DeAM, Inc.’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeAM, Inc.’s commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeAM, Inc. to documenting and enhancing its compliance procedures in recent years. The Board noted in particular the experience and seniority of DeAM, Inc.’s chief compliance officer, the large number of personnel who report to him and the substantial commitment of resources by DeAM, Inc. to compliance matters.

•	The commitment of Deutsche Bank AG (“Deutsche Bank”), DeAM, Inc.’s parent company, to restructuring and growing its U.S. mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Portfolio shareholders.

The Board evaluated the Current Management Agreement in light of the proposed changes to such agreement being submitted to shareholders and the fact that the Current Management Agreement would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue the Portfolio’s Current Management Agreement and concluded that the continuation of such Agreements was in the best interests of the Portfolio’s shareholders.

In reaching this conclusion, the Board did not give particular weight to any single factor identified above. The Board reached considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Current Management Agreement.

C-2

APPENDIX C-1

FACTORS CONSIDERED BY THE BOARD

IN APPROVING THE PORTFOLIO’S CURRENT MANAGEMENT AGREEMENT

In approving the Current Management Agreement, the Portfolio Board also considered the following factors:

Portfolio Performance

The comparative iMoneyNet information showed that the Portfolio’s performance was in the first quartile for the one-, three- and five-year periods. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information showed that the Portfolio’s advisory fee was in the third quartile of the Portfolio’s expense universe. The Portfolio’s total expenses were in the first quartile of the Fund’s expense universe.

The Portfolio Board also considered that the various expense limitations agreed to by DeAM, Inc. effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board’s next annual review of the Portfolio’s contractual arrangements, and also serve to ensure that the Portfolio’s total operating expenses would be competitive relative to the applicable expense Lipper universe.

Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio.

C1-1

APPENDIX D

INFORMATION REGARDING SIMILAR FUNDS

Fund Name	FYE	Net Assets*	Current Management Fee Schedule†	Current Investment Objective
Prime Series	3/31		0.300% on first $500 million 0.260% on next $500 million 0.250% on next $500 million 0.240% on next $1 billion 0.230% on next $1 billion 0.220% thereafter additional 0.02% on all assets	The Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.

Treasury Series	3/31		0.300% on first $500 million 0.260% on next $500 million 0.250% on next $500 million 0.240% on next $1 billion 0.230% on next $1 billion 0.220% thereafter	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in securities issued by the US Treasury.

Cash Reserves Fund Institutional	12/31		0.150%	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.

Cash Management Fund Investment	12/31		0.150%	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.

Fund Name	FYE	Net Assets*	Current Management Fee Schedule†	Current Investment Objective
Cash Management Fund Institutional	12/31		0.150%	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.

Treasury Money Fund Investment	12/31		0.150%	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in debt obligations of the US Treasury or repurchase agreements collateralized by US Treasury debt obligations and US Treasury Guaranteed Securities (Government National Mortgage Association (“GNMA”)).

Treasury Money Fund Institutional	12/31		0.150%	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in debt obligations of the US Treasury or repurchase agreements collateralized by US Treasury debt obligations and US Treasury Guaranteed Securities (Government National Mortgage Association (“GNMA”)).

Money Market Fund Investment	12/31		0.150%	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.

Fund Name	FYE	Net Assets*	Current Management Fee Schedule†	Current Investment Objective
DWS Cash Investment Trust	5/31		0.400% to $250 million 0.380% next $750 million 0.350% next $1.5 billion 0.320% next $2.5 billion 0.300% next $2.5 billion 0.280% next $2.5 billion 0.260% next $2.5 billion 0.250% thereafter	The Fund seeks to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income.

Daily Assets Fund Institutional	6/30		0.100%	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.

DWS Money Market Series	5/31		0.250%	The Fund seeks as high a level of current income as is consistent with liquidity, preservation of capital and the Fund’s investment policies.

DWS U.S. Treasury Money Fund	5/31			The Fund seeks current income consistent with safety, liquidity and stability of capital by investing, under normal circumstances, at least 80% of total assets in short-term debt obligations of the US Treasury or repurchase agreements collateralized by US Treasury obligations.

DWS Variable Series I – Money Market VIP	12/31		0.370%	The Portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

Fund Name	FYE	Net Assets*	Current Management Fee Schedule†	Current Investment Objective
DWS Money Market Fund	7/31		0.500% to $215 million 0.375% next $335 million 0.300% next $250 million 0.250% next $800 million 0.240% next $800 million 0.230% next $800 million 0.220% over $3.2 billion	The Fund seeks maximum current income to the extent consistent with stability of principal.

DWS Government & Agency Money Fund	7/31		0.500% to $215 million 0.375% next $335 million 0.300% next $250 million 0.250% next $800 million 0.240% next $800 million 0.230% next $800 million 0.220% over $3.2 billion	The Fund seeks maximum current income to the extent consistent with stability of principal.

CAT Money Market Portfolio	4/30		0.220% to $500 million 0.200% next $500 million 0.175% next $1 billion 0.160% next $1 billion 0.150% thereafter	The Portfolio seeks maximum current income consistent with stability of capital.

CAT Government & Agency Securities Portfolio	4/30		0.220% to $500 million 0.200% next $500 million 0.175% next $1 billion 0.160% next $1 billion 0.150% thereafter	The Portfolio seeks to provide maximum current income consistent with stability of capital.

ICT Government Securities Portfolio ICT Treasury Portfolio	3/31		0.150% of combined assets of Portfolios	The Portfolios seeks to provide maximum current income consistent with stability of capital.

APPENDIX E

INFORMATION REGARDING THE PORTFOLIO’S RELATIONSHIPS WITH

DeAM, INC., DeIM AND CERTAIN AFFILIATES

For purposes of the information below, “Affiliated Broker” means any broker:

•	That is an affiliated person of the Portfolio;

•	That is an affiliated person of such person; or

•	That is an affiliated person of which an affiliated person of the Portfolio, DeAM, Inc. or DWS Scudder Distributors, Inc.

The Portfolio did not pay commissions to any Affiliated Brokers for the fiscal year ended December 31, 2005.

The following fees were paid by the Portfolio to DeAM, Inc., DeIM and their affiliates during the fiscal year ended December 31, 2005 for services provided to the Portfolio (other than under an investment advisory agreement or for brokerage commissions).

Name	Services	Amount of Fee
Investment Company Capital Corp.	Administration
DWS Scudder Distributors, Inc.	Placement agent

E-1

APPENDIX F

PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS

FOR THE PORTFOLIO AND THE FUND

If Proposal III is adopted in full by shareholders of the Portfolio and the Fund, the result will be that the Portfolio and the Fund will be subject to the fundamental investment restrictions listed below.

1.	The Portfolio/Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	The Portfolio/Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	The Portfolio/Fund may not concentrate its investments in any particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the Portfolio/Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

4.	The Portfolio/Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Portfolio/Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all of the Fund’s assets in an open-end management investment company with substantially the same investment objectives as the Fund.

5.	The Portfolio/Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio/Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s/Fund’s ownership of securities.

6.	The Portfolio/Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7.	The Portfolio/Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8.	The Portfolio/Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with substantially the same investment objectives as the Fund.

F-1

APPENDIX G

BENEFICIAL OWNERS OF FUND SHARES

[TO COME]

G-1

EYE.95-PRO

FORM OF VOTING INSTRUCTION FORM

[LOGO]	YOUR VOTE IS IMPORTANT!
[ADDRESS]
VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET CALL TOLL FREE 1-866-807-1248 OR LOG ON TO [INTERNET WEB SITE ADDRESS]

*** CONTROL NUMBER: XXX XXX XXX XXX XX ***	PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

MONEY MARKET PROFUND

VOTING INSTRUCTION FORM	SPECIAL MEETING OF SHAREHOLDERS – MAY 5, 2006

Money Market ProFund (the “Fund”) operates as a feeder fund in a master-feeder fund arrangement and seeks to achieve its investment objectives by investing all of its investable assets in a corresponding master fund, Cash Management Portfolio (the “Portfolio”), which has the same investment objective and policies. The Portfolio is organized as a registered open-end management investment company, established as a trust under the laws of the State of New York. Pursuant to applicable legal requirements and a contractual agreement, the Fund’s voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund’s own shareholders.

The undersigned hereby appoints Louis M. Mayberg, Marc R. Bryant and Stephenie E. Adams, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110 on May 5, 2006, at 4:00 p.m., Eastern time, and at any adjournments thereof.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated , 2006

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

[NAME]

[ADDRESS]

SIGNATURE(S) OF SHAREHOLDER(S)

1

[LOGO]	YOUR VOTE IS IMPORTANT!
[ADDRESS]
VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET CALL TOLL FREE 1-866-807-1248 OR LOG ON TO INTERNET WEB SITE ADDRESS

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

ALL PROPERLY EXECUTED VOTING INSTRUCTION FORMS WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED VOTING INSTRUCTION FORM, THE FORM WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

THE VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD OF THE PORTFOLIO RECOMMENDS A VOTE FOR THE PROPOSALS.

PLEASE VOTE BY FILLING IN THE BOXES BELOW.

	FOR ALL NOMINEES LISTED (EXCEPT AS NOTED IN SPACE PROVIDED)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED
PROPOSAL I

Election of Trustees of the Portfolio	☐	☐
NOMINEES:

(01) Henry P. Becton, Jr. (02) Dawn-Marie Driscoll (03) Keith R. Fox (04) Kenneth C. Froewiss (05) Martin J. Gruber (06) Richard J. Herring (07) Graham E. Jones (08) Rebecca W. Rimel (09) Philip Saunders, Jr. (10) William N. Searcy, Jr. (11) Jean Gleason Stromberg (12) Carl W. Vogt (13) Axel Schwarzer

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

PROPOSAL II-A	FOR	AGAINST	ABSTAIN

Approval of an Amended and Restated Investment Management Agreement with DeAM, Inc.

2

PROPOSAL II-B

Approval of an Amended and Restated Investment Management Agreement with DeIM
PROPOSAL II-C

Approval of a Sub-Adviser Approval Policy
PROPOSAL III

Approval of revised fundamental investment restrictions on:
III-A.	Borrowing Money	☐	☐	☐

III-B.	Pledging Assets	☐	☐	☐

III-C.	Senior Securities	☐	☐	☐

III-D.	Concentration	☐	☐	☐

III-E.	Underwriting of Securities	☐	☐	☐

III-F.	Real Estate Investments	☐	☐	☐

III-G.	Commodities	☐	☐	☐

III-H.	Lending	☐	☐	☐

III-I.	Portfolio Diversification	☐	☐	☐

III-J.	Investing for Control	☐	☐	☐

III-K.	Acquiring More than 10% of the Voting Securities of Any One Issuer	☐	☐	☐

III-L.	Restricted and Illiquid Securities	☐	☐	☐

III-M.	Securities Issued by Other Investment Companies	☐	☐	☐

III-N.	Short Sales	☐	☐	☐

III-O.	Warrants	☐	☐	☐

III-P.	Investments in Issuers Whose Securities Are Owned by Officers and Trustees of the Portfolio or DeAM, Inc.	☐	☐	☐

III-Q.	Oil, Gas and Mineral Programs.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE

3

FORM OF PROXY CARD

[LOGO]	YOUR VOTE IS IMPORTANT!
[ADDRESS]
VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET CALL TOLL FREE 1-866-807-1248 OR LOG ON TO [INTERNET WEB SITE ADDRESS]

*** CONTROL NUMBER: XXX XXX XXX XXX XX ***	PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

MONEY MARKET PROFUND

PROXY	SPECIAL MEETING OF SHAREHOLDERS –MAY 5, 2006

The undersigned hereby appoints Louis M. Mayberg, Marc R. Bryant and Stephenie E. Adams and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Money Market ProFund (the “Fund”), a series of ProFunds which the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110 on May 5, 2006, at 4:00 p.m., Eastern time, and at any adjournments thereof.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated , 2006

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

[NAME]

[ADDRESS]

SIGNATURE(S) OF SHAREHOLDER(S)

4

[LOGO]	YOUR VOTE IS IMPORTANT!
[ADDRESS]
VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET CALL TOLL FREE 1-866-807-1248 OR LOG ON TO INTERNET WEB SITE ADDRESS

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD OF THE PORTFOLIO RECOMMENDS A VOTE FOR THE PROPOSALS.

PLEASE VOTE BY FILLING IN THE BOXES BELOW.

PROPOSAL III

Approval of revised fundamental investment restrictions on:
III-A.	Borrowing Money	☐	☐	☐

III-B.	Pledging Assets	☐	☐	☐

III-C.	Senior Securities	☐	☐	☐

III-D.	Concentration	☐	☐	☐

III-E.	Underwriting of Securities	☐	☐	☐

III-F.	Real Estate Investments	☐	☐	☐

III-G.	Commodities	☐	☐	☐

III-H.	Lending	☐	☐	☐

III-I.	Portfolio Diversification	☐	☐	☐

III-J.	Investing for Control	☐	☐	☐

III-K.	Acquiring More than 10% of the Voting Securities of Any One Issuer	☐	☐	☐

III-L.	Restricted and Illiquid Securities	☐	☐	☐

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III-M.	Securities Issued by Other Investment Companies	☐	☐	☐

III-N.	Short Sales	☐	☐	☐

III-O.	Warrants	☐	☐	☐

III-P.	Investments in Issuers Whose Securities Are Owned by Officers and Trustees of the Portfolio or DeAM, Inc.	☐	☐	☐

III-Q.	Oil, Gas and Mineral Programs.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE

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